                         Prospectus dated July 2, 2007
                                for interests in
                               Separate Account A

                       Interests are made available under

                      SURVIVORSHIP VARIABLE UNIVERSAL LIFE

a flexible premium survivorship variable universal life insurance policy issued by

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                              ("John Hancock USA")

The policy provides fixed account options with fixed rates of return declared by John Hancock USA
                     and the following investment accounts:

Science & Technology
Emerging Markets Value
Pacific Rim
Health Sciences
Emerging Growth
Small Cap Growth
Emerging Small Company
Small Cap
Small Cap Index
Dynamic Growth
Mid Cap Stock
Natural Resources
All Cap Growth
Financial Services
International Opportunities
International Small Cap
International Equity Index B
Overseas Equity
American International
International Value
International Core
Quantitative Mid Cap
Mid Cap Index
Mid Cap Intersection
Global
Capital Appreciation
American Growth

U.S. Global Leaders Growth
Quantitative All Cap
All Cap Core
Total Stock Market Index
Blue Chip Growth
U.S. Large Cap
Core Equity
Large Cap Value
Classic Value
Utilities
Real Estate Securities
Small Cap Opportunities
Small Cap Value
Small Company Value
Special Value
Mid Value
Mid Cap Value
Value
All Cap Value
Growth & Income
500 Index B
Fundamental Value
U.S. Core
Large Cap
Quantitative Value
American Growth-Income

Equity-Income
American Blue Chip Income and Growth
Income & Value
Managed
PIMCO VIT All Asset
Global Allocation
High Yield
U.S. High Yield Bond
Strategic Bond
Strategic Income
Global Bond
Investment Quality Bond
Total Return
American Bond
Real Return Bond
Bond Index B
Core Bond
Active Bond
U.S. Government Securities
Short-Term Bond
Money Market B
Lifestyle Aggressive
Lifestyle Growth
Lifestyle Balanced
Lifestyle Moderate
Lifestyle Conservative

                            * * * * * * * * * * * *

     Please note that the Securities and Exchange Commission ("SEC") has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                            GUIDE TO THIS PROSPECTUS
This prospectus is arranged in the following way:

   . Starting on the next page is a Table of Contents for this prospectus.

   . The section after the Table of Contents is called "Summary of Benefits and Risks". It contains a summary of the benefits available under the policy and of the principal risks of purchasing the policy. You should read this section before reading any other section of this prospectus.

   . Behind the Summary of Benefits and Risks section is a section called "Fee
     Tables" that describes the fees and expenses you will pay when buying, owning and surrendering the policy.

   . Behind the Fee Tables section is a section called "Detailed Information".
     This section gives more details about the policy. It may repeat certain information contained in the Summary of Benefits and Risks section in order to put the more detailed information in proper context.

   . Finally, on the back cover of this prospectus is information concerning the Statement of Additional Information (the "SAI") and how the SAI, personalized illustrations and other information can be obtained.

Prior to making any investment decisions, you should carefully review this product prospectus and all applicable supplements. In addition, you will receive the prospectuses for the underlying funds that we make available as investment options under the policies. The funds' prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the funds. In the case of any of the portfolios that are operated as "feeder funds", the prospectus for the corresponding "master fund" is also provided. If you need to obtain additional copies of any of these documents, please contact your John Hancock USA representative or contact our Service Office at the address and telephone number on the back page of this product prospectus.

                               TABLE OF CONTENTS

                                                                        Page No.
                                                                       ---------
SUMMARY OF BENEFITS AND RISKS ....................................       4
The nature of the policy .........................................       4
Summary of policy benefits .......................................       4
   Death benefit .................................................       4
   Surrender of the policy .......................................       4
   Withdrawals ........................................ ..........       5
   Policy loans ..................................................       5
   Optional supplementary benefit riders .........................       5
   Investment options ............................................       5
Summary of policy risks ..........................................       5
   Lapse risk ....................................................       5
   Investment risk ...............................................       6
   Transfer risk .................................................       6
   Early surrender risk ..........................................       6
   Market timing risk ............................................       6
   Tax risks .....................................................       6
DETAILED INFORMATION .............................................      13
Table of Investment Options and Investment .......................
   Subadvisers ...................................................      13
Description of John Hancock USA ..................................      22
Description of Separate Account A ................................      23
The fixed account ................................................      23
The death benefit ................................................      24
   Limitations on payment of death benefit .......................      24
   Base Face Amount vs. Supplemental Face ........................
      Amount .....................................................      24
   The minimum death benefit .....................................      25
   When the younger insured person reaches 121 ...................      25
   Requesting an increase in coverage ............................      25
   Requesting a decrease in coverage .............................      26
   Change of death benefit option ................................      26
   Tax consequences of coverage changes ..........................      26
   Your beneficiary ..............................................      26
   Ways in which we pay out policy proceeds ......................      26
   Changing a payment option .....................................      27
   Tax impact of payment option chosen ...........................      27
Premiums .........................................................      27
   Planned premiums ..............................................      27
   Minimum initial premium .......................................      27
   Maximum premium payments ......................................      27
   Processing premium payments ...................................      27
   Ways to pay premiums ..........................................      28
Lapse and reinstatement ..........................................      28
   Lapse .........................................................      28
   No-lapse guarantee ............................................      28
   Cumulative premium test .......................................      29
   Death during grace period .....................................      29
   Reinstatement .................................................      29
The policy value .................................................      30
   Allocation of future premium payments .........................      30
   Transfers of existing policy value ............................      30
Surrender and withdrawals ........................................      31
   Surrender .....................................................      31
   Withdrawals ...................................................      32
Policy loans .....................................................      32
   Repayment of policy loans .....................................      33
   Effects of policy loans .......................................      33
Description of charges at the policy level .......................      33
   Deduction from premium payments ...............................      33
   Deductions from policy value ..................................      33
   Additional information about how certain policy
      charges work ...............................................      35
   Sales expenses and related charges ............................      35
   Method of deduction ...........................................      35
   Reduced charges for eligible classes ..........................      35
   Other charges we could impose in the future ...................      35
Description of charges at the portfolio level ....................      35
Other policy benefits, rights and limitations ....................      36
   Optional supplementary benefit riders you can
      add ........................................................      36
   Return of Premium Death Benefit Rider .........................      36
   Cash Value Enhancement Rider ..................................      36
   Overloan Protection Rider .....................................      37
   Extended No-Lapse Guarantee Rider .............................      37
   Four Year Term Rider ..........................................      38
   Policy Split Option Rider .....................................      39
   Variations in policy terms ......................... ..........      39
   Procedures for issuance of a policy ...........................      39
   Commencement of insurance coverage ............................      39
   Backdating ....................................................      40
   Temporary coverage prior to policy delivery ...................      40
   Monthly deduction dates .......................................      40
   Changes that we can make as to your policy ....................      40
   The owner of the policy .......................................      40
   Policy cancellation right .....................................      41
   Reports that you will receive .................................      41
   Assigning your policy .........................................      41
   When we pay policy proceeds ...................................      41
   General .......................................................      41
   Delay to challenge coverage ...................................      41
   Delay for check clearance .....................................      41
   Delay of separate account proceeds ............................      42
   Delay of general account surrender proceeds ...................      42
   How you communicate with us ...................................      42
   General rules .................................................      42
   Telephone, facsimile and internet transactions ................      42
Distribution of policies .........................................      43
   Compensation ..................................................      43
Tax considerations ...............................................      44
   General .......................................................      44
   Death benefit proceeds and other policy .......................
      distributions ..............................................      45
   Policy loans ..................................................      46
   Diversification rules and ownership of the ....................
      Account ....................................................      46
   7-pay premium limit and modified endowment
      contract status ............................................      46
   Corporate and H.R. 10 retirement plans ........................      47
   Withholding ...................................................      47
   Life insurance purchases by residents of Puerto
      Rico .......................................................      47
   Life insurance purchases by non-resident aliens................      47
Financial statements reference ...................................      48
Registration statement filed with the SEC ........................      48
Independent registered public accounting firm ....................      48

                         SUMMARY OF BENEFITS AND RISKS

The nature of the policy

     This is a so-called "survivorship" policy that provides coverage on two insured persons. The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the last surviving insured person. The policy is unsuitable as a short-term savings vehicle because of the substantial policy-level charges. We are obligated to pay all amounts promised under the policy. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the investment accounts that you choose. The amount we pay to the policy's beneficiary upon the death of the last surviving insured person (we call this the "death benefit") may be similarly affected. That's why the policy is referred to as a "variable" life insurance policy. We call the investments you make in the policy "premiums" or "premium payments". The amount we require as your first premium depends upon the specifics of your policy and the insured persons. Except as noted in the "Detailed Information" section of this prospectus, you can make any other premium payments you wish at any time. That's why the policy is called a "flexible premium" policy. In your application for the policy, you will tell us how much life insurance coverage you want on the lives of the insured persons. This is called the "Total Face Amount". Total Face Amount is composed of the Base Face Amount and any Supplemental Face Amount you elect. (See "Death Benefit").

     If your priority is to maximize the extent of the protection that your policy affords against a lapse of coverage in the event of adverse investment experience or other factors, you may wish to elect the Extended No-Lapse Guarantee rider when you purchase this policy. The Extended No-Lapse Guarantee rider extends the No-Lapse Guarantee Period provided for the Base Face Amount. (See "Other policy benefits, rights and limitations - Optional supplementary benefit riders you can add".) However, you may not elect the Return of Premium Death Benefit rider or increasing Supplemental Face Amount at issue with the Extended No-Lapse Guarantee rider. Also, if you later decide to request an increase in the Supplemental Face Amount, the Extended No-Lapse Guarantee rider will terminate.

     If your priority is to reduce your Face Amount charges, you may wish to maximize the proportion of the Supplemental Face Amount. You may also elect increases in the Supplemental Face Amount according to a schedule set at issue. However, the amount of any Supplemental Face Amount will be subject to a shorter No-Lapse Guarantee Period and increases are not permitted with the Extended No-Lapse Guarantee rider as discussed above.

     If the policy is issued with the Extended No-Lapse Guarantee rider, we refer to the policy as "Protection SVUL". If the policy is not issued with this rider, we refer the the policy as "Accumulation SVUL".

Summary of policy benefits

Death benefit

     When the last surviving insured person dies, we will pay the death benefit minus any policy debt and unpaid fees and charges. There are two ways of calculating the death benefit (Option 1 and Option 2). You choose which one you want in the application. The two death benefit options are:

   . Option 1 - The death benefit will equal the greater of (1) the Total Face
     Amount plus any amount payable under a supplementary benefit rider, or (2) the minimum death benefit (as described under "The minimum death benefit" provision in the "Detailed Information" section of this prospectus).

   . Option 2 - The death benefit will equal the greater of (1) the Total
     Face Amount plus any amount payable under a supplementary benefit rider, plus the policy value on the date of death of the last surviving insured person, or (2) the minimum death benefit.

     Surrender of the policy

     You may surrender the policy in full at any time. If you do, we will pay you the policy value less any outstanding policy debt and less any surrender charge that then applies. This is called your "net cash surrender value". You must return your policy when you request a surrender.

     If you have not taken a loan on your policy, the "policy value" of your policy will, on any given date, be equal to:

     . the amount you invested,

     . gain or loss of the investment experience of the investment options you've chosen,

     . minus all charges we deduct, and

     . minus all withdrawals you have made.

     If you take a loan on your policy, your policy value will be computed somewhat differently. See "Effects of policy loans".

Withdrawals

     You may make a withdrawal of part of your surrender value after the first policy year. Each withdrawal must be at least $500. Your policy value is automatically reduced by the amount of the withdrawal. We reserve the right to refuse a withdrawal if it would reduce the net cash surrender value or the Total Face Amount below certain minimum amounts.

Policy loans

     If your policy is in full force and has sufficient policy value, you may borrow from it at any time by completing the appropriate form. Generally, the minimum amount of each loan is $500. The maximum amount you can borrow is determined by a formula as described in your policy. Interest is charged on each loan. You can pay the interest or allow it to become part of the outstanding loan balance. You can repay all or part of a loan at any time. If there is an outstanding loan when the last surviving insured person dies, it will be deducted from the death benefit. Policy loans permanently affect the calculation of your policy value, and may also result in adverse tax consequences.

Optional supplementary benefit riders

     When you apply for the policy, you can request any of the optional supplementary benefit riders that we make available. Availability of riders varies from state to state. Charges for most riders will be deducted monthly from the policy value.

Investment options

     The policy offers a number of investment options, as listed on page 1 of this prospectus. These investment options are subaccounts of Separate Account A (the "Account" or "Separate Account"), a separate account operated by us under Michigan law. There is also a "fixed account" option that provides a fixed rate of return. The investment options have returns that vary depending upon the investment results of underlying portfolios. These options are referred to in this prospectus as "investment accounts". The fixed account and the investment accounts are sometimes collectively referred to in this prospectus as the "accounts". The investment accounts cover a broad spectrum of investment styles and strategies. Although the portfolios of the series funds that underlie those investment accounts operate like publicly traded mutual funds, there are important differences between the investment accounts and publicly-traded mutual funds. On the plus side, you can transfer money from one investment account to another without tax liability. Moreover, any dividends and capital gains distributed by each underlying portfolio are automatically reinvested and reflected in the portfolio's value and create no taxable event for you. On the negative side, if and when policy earnings are distributed (generally as a result of a surrender or withdrawal), they will be treated as ordinary income instead of as capital gains. Also, you must keep in mind that you are purchasing an insurance policy and you will be assessed charges at the policy level as well as at the fund level. Such policy level charges, in aggregate, are significant and will reduce the investment performance of your policy.

Summary of policy risks

Lapse risk

     If the net cash surrender value is insufficient to pay the charges when due and the No-Lapse Guarantee is not in effect, your policy can terminate (i.e. "lapse"). This can happen because you haven't paid enough premiums or because the investment performance of the investment accounts you've chosen has been poor or because of a combination of both factors. You will be given a "grace period" within which to make additional premium payments to keep the policy in effect. If lapse occurs, you may be given the opportunity to reinstate the policy by making the required premium payments and satisfying certain other conditions. (See "Lapse and reinstatement".)

     Since withdrawals reduce your policy value, withdrawals increase the risk of lapse. Policy loans also increase the risk of lapse.

Investment risk

     As mentioned above, the investment performance of any investment account may be good or bad. Your policy value will rise or fall based on the investment performance of the investment accounts you've chosen. Some investment accounts are riskier than others. These risks (and potential rewards) are discussed in detail in the prospectuses of the underlying portfolios.

Transfer risk

     There is a risk that you will not be able to transfer your policy value from one investment account to another because of limitations on the dollar amount or frequency of transfers you can make. The limitations on transfers out of the fixed account option are more restrictive than those that apply to transfers out of investment accounts.

Early surrender risk

     There are surrender charges assessed if you surrender your policy in the first 10 policy years. Depending on the policy value at the time you are considering surrender, there may be little or no surrender value payable to you.

Market timing risk

     Variable investment accounts in variable life insurance products can be a prime target for abusive transfer activity because these products value their investment accounts on a daily basis and allow transfers among investment accounts without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of investment accounts in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in an investment account can be harmed by frequent transfer activity since such activity may expose the investment account's underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager's ability to effectively manage the portfolio's investments in accordance with the portfolio's investment objectives and policies, both of which may result in dilution with respect to interests held for long-term investment.

     To discourage disruptive frequent trading activity, we impose restrictions on transfers (see "Transfers of existing policy value") and reserve the right to change, suspend or terminate telephone, facsimile and internet transaction privileges (see "How you communicate with us"). In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to: (i) restricting the number of transfers made during a defined period, (ii) restricting the dollar amount of transfers, and (iii) restricting transfers into and out of certain investment accounts. We also reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.

     While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors.

Tax risks

     Life insurance death benefits are ordinarily not subject to income tax. In general, you will be taxed on the amount of lifetime distributions that exceed the premiums paid under the policy. Any taxable distribution will be treated as ordinary income (rather than as capital gains) for tax purposes.

     In order for you to receive the tax benefits extended to life insurance under the Internal Revenue Code, your policy must comply with certain requirements of the Code. We will monitor your policy for compliance with these requirements, but a policy might fail to qualify as life insurance in spite of our monitoring. If this were to occur, you would be subject to income tax on the income credited to your policy for the period of disqualification and all subsequent periods. The tax laws also contain a so-called "7 pay limit" that limits the amount of premium that can be paid in relation to the policy's death benefit. If the limit is violated, the policy will be treated as a "modified endowment contract," which can have adverse tax consequences. There are also certain Treasury Department rules referred to as the "investor control rules" that determine whether you would be treated as the "owner" of the assets underlying your policy. If that were determined to be the case, you would be taxed on any income or gains those assets generate. In other words, you would lose the value of the so-called "inside build-up" that is a major benefit of life insurance.

     There is a tax risk associated with policy loans. Although no part of a loan is treated as income to you when the loan is made unless your policy is a "modified endowment contract", surrender or lapse of the policy would result in the loan being treated as a distribution at the time of lapse or surrender. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

     Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each owner or beneficiary. There can also be unfavorable tax consequences on such things as the change of policy ownership or assignment of ownership interests. For these and all the other reasons mentioned above, we recommend you consult with a qualified tax adviser before buying the policy and before exercising certain rights under the policy.


                                   FEE TABLES

     This section contains tables that describe all of the fees and expenses that you will pay when buying and owning the policy. In the first three tables, certain entries show the minimum charge, the maximum charge and the charge for the representative insured persons.

     Other entries show only the maximum charge we can assess and are labeled as such. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown in the tables.

     The first table below describes the fees and expenses that you will pay at the time that you pay a premium, withdraw policy value, surrender the policy, lapse the policy or transfer policy value between investment accounts. We reserve the right to increase the premium charge beyond the level indicated on the Transaction Fees table in order to correspond with changes in state premium tax levels or in the Federal income tax treatment of the deferred acquisition costs for this type of policy. Currently, state premium tax levels range from 0% to 3.5%.

                                   Transaction Fees
              Charge                                When Charge is Deducted                           Amount Deducted
 Maximum premium charge                 Upon payment of premium                            6% of each premium paid
 Surrender charge:(1)                   Upon surrender, policy lapse or any reduction
                                        in Base Face Amount                                $3.25 per $1,000 of Base Face Amount
  Minimum surrender charge                                                                 $52.79 per $1,000 of Base Face
  Maximum surrender charge                                                                 Amount
  Surrender charge for                                                                     $19.70 per $1,000 of Base Face
  representative insured persons                                                           Amount
 Maximum transfer fee                   Upon each transfer into or out of an               $25 (currently $0)(2)
                                        investment account beyond an annual limit of
                                        not less than 12

(1) A surrender charge is applicable for 10 policy years from the Policy Date. The surrender charge for the Base Face Amount is calculated as a level amount at issue and is stated in the Policy Specifications page of your policy. The surrender charge at issue varies by the sex, issue age, and underwriting risk class of the insured persons. The surrender charge will reduce monthly over the surrender charge period as a percentage of the initial amount stated in the Policy Specifications page of your policy. The charges shown in the table are the amounts applied in month one in the first year of the surrender charge period. The "minimum" charge shown in the table is for two 20 year old female standard non-smoker underwriting risks, the "maximum" charge shown is for two 90 year old male standard smoker underwriting risks, and the charge for the "representative insured persons" is for a 55 year old male standard non-smoker underwriting risk and a 52 year old female standard non-smoker underwriting risk.

(2) This charge is not currently imposed, but we reserve the right to do so in the policy.

     The next two tables describe the charges and expenses that you will pay periodically during the time you own the policy. These tables do not include fees and expenses paid at the portfolio level. Except for the policy loan interest rate, all of the charges shown in the tables are deducted from your policy value. The second table is devoted only to optional supplementary rider benefits.

    Periodic Charges Other Than Fund Operating Expenses
                                        When Charge is                                       Amount Deducted
             Charge                        Deducted              Guaranteed Rate                           Current Rate
 Cost of insurance charge:(1)      Monthly
  Minimum charge                                              $0.00002 per $1,000 of NAR           $0.00002 per $1,000 of NAR
  Maximum charge                                              $83.33 per $1,000 of NAR             $17.93 per $1,000 of NAR
  Charge for representative                                   $0.002 per $1,000 of NAR             $0.001 per $1,000 of NAR
  insured persons
 Face Amount charge:(2)            Monthly for 15 policy
                                   years from the Policy      $0.02 per $1,000 of Base Face        $0.02 per $1,000 of Base Face
                                   Date                       Amount                               Amount
  Minimum charge                                              $0.76 per $1,000 of Base Face        $0.76 per $1,000 of Base Face
  Maximum charge                                              Amount                               Amount
  Charge for representative                                   $0.14 per $1,000 of Base Face        $0.14 per $1,000 of Base Face
  insured persons                                             Amount                               Amount
 Administrative charge             Monthly                    $    15                              $    15
 Asset-based risk charge(3)        Monthly                    0.08% of policy value in policy      0.00% of policy value in policy
 Maximum policy loan interest      Accrues daily              years 1-15                           years 1-15
 rate(4)                           Payable annually           0.02% of policy value in policy      0.00% of policy value in policy
                                                              year 16 and thereafter               years 16 and thereafter
                                                              4.25%                                4.25%

(1) The cost of insurance charge is determined by multiplying the amount of insurance for which we are at risk (the net amount at risk or "NAR") by the applicable cost of insurance rate. The rates vary widely depending upon the length of time the policy has been in effect, the insurance risk characteristics of the insured persons and (generally) the gender of the insured persons. The "minimum" guaranteed rates shown in the table are the rates in the first policy year for a policy issued to cover two 20 year old female standard non-smoker underwriting risks. The "minimum" current rates shown in the table are the rates in the first policy year for a policy issued to cover two 20 year old female super preferred non-smoker underwriting risks. The "maximum" guaranteed and current rates shown in the table are the rates in the first policy year for two 90 year old male substandard smoker underwriting risks. The "representative insured persons" guaranteed and current rates shown in the table refer to a 55 year old male standard non-smoker underwriting risk and a 52 year old female standard non-smoker underwriting risk. The charges shown in the table may not be particularly relevant to your current situation. For more information about cost of insurance rates, talk to your John Hancock USA representative.

(2) This charge is determined by multiplying the current Base Face Amount by the applicable rate. The rates vary by the sex, issue age, and risk classification at issue of the insured persons and the death benefit option. The "minimum" guaranteed and current rates shown in the table are for two 20 year old female super preferred non-smokers electing death benefit Option 1. The "maximum" guaranteed and current rates shown in the table are for two 90 year old male substandard smokers electing death benefit Option 2. The representative insured persons guaranteed and current rates referred to in the table are for a 55 year old male standard non-smoker and a 52 year old female standard non-smoker electing death benefit Option 1.

(3) This charge only applies to that portion of policy value held in the investment accounts. The charge determined does not apply to any fixed account. This charge is not currently imposed but we reserve the right to do so.

(4) 4.25% is the maximum effective annual interest rate we can charge and applies only during policy years 1-10. The effective annual interest rate is 3.0% thereafter (although we reserve the right to increase the rate after the tenth policy year to as much as 3.25%). The amount of any loan is transferred from the accounts to a special loan account which earns interest at an effective annual rate of 3.0%. Therefore, the cost of a loan is the difference between the loan interest we charge and the interest we credit to the special loan account.

                         Rider Charges
                                          When Charge is                                   Amount Deducted
              Charge                         Deducted                   Guaranteed Rate                       Current Rate
 Cash Value Enhancement Rider:       Upon policy issue         $500.00                              $500.00
 Extended No-Lapse Guarantee         Monthly
 Rider:(1)
  Minimum charge                                               $0.01 per $1,000 of Base Face        $0.01 per $1,000 of Base Face
  Maximum charge                                               Amount                               Amount
  Charge for representative                                    $0.04 per $1,000 of Base Face        $0.04 per $1,000 of Base Face
  insured persons                                              Amount                               Amount
 Policy Split Option Rider:          Monthly                   $0.02 per $1,000 of Base Face        $0.02 per $1,000 of Base Face
 Return of Premium Death Benefit     Monthly                   Amount                               Amount
 Rider:(2)                                                     $0.06 per $1,000 of the current      $0.06 per $1,000 of the current
  Minimum charge                                               Total Face Amount                    Total Face Amount
  Maximum charge
  Charge for representative
  insured persons                                              $0.00002 per $1,000 of NAR           $0.00002 per $1,000 of NAR
 Overloan Protection Rider:(3)       At exercise of benefit    $83.33 per $1,000 of NAR             $17.93 per $1,000 of NAR
  Minimum charge                                               $0.002 per $1,000 of NAR             $0.001 per $1,000 of NAR
  Maximum charge

                                                               0.08%                                0.05%
                                                               6.75%                                4.50%

(1) The charge for this rider is determined by multiplying the current Base Face Amount by the applicable rate. The rates vary by sex, issue age, and risk classifications of the insured persons. The "minimum" rate shown in the table is for two 20 year old female super preferred non-smoker underwriting risks. The "maximum" rate shown in the table is for two 90 year old male standard smoker underwriting risks. The "representative insured persons" referred to in the table are a 55 year old male standard non-smoker underwriting risk and a 52 year old female standard non-smoker underwriting risk. The charges shown are based on the maximum Extended No-Lapse Guarantee period that you may elect under this rider.

(2) The Return of Premium Death Benefit rider charge is determined by multiplying the amount of insurance for which we are at risk (the net amount at risk or "NAR") by the applicable cost of insurance rate. The rates vary widely depending upon the length of time the policy has been in effect, the insurance risk characteristics of the insured persons and (generally) the gender of the insured persons. The "minimum" guaranteed rates shown in the table are the rates in the first policy year for a policy issued to cover two 20 year old female standard non-smoker underwriting risks. The "minimum" current rates shown in the table are the rates in the first policy year for a policy issued to cover two 20 year old female super preferred non-smoker underwriting risks. The "maximum" guaranteed and current rates shown in the table are the rates in the first policy year for two 90 year old male substandard smoker underwriting risks. The "representative insured persons" guaranteed and current rates shown in the table refer to a 55 year old male standard non-smoker underwriting risk and a 52 year old female standard non-smoker underwriting risk. The charges shown in the table may not be particularly relevant to your current situation. For more information about cost of insurance rates, talk to your John Hancock USA representative.

(3) The charge for this rider is determined as a percentage of unloaned account value. The rates vary by the attained age of the younger insured person at the time of exercise. The minimum rate shown is for the younger insured person who has reached or would have reached attained age 120. The maximum rate shown is for the younger insured person who has reached or would have reached attained age 75.

     The next table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through this prospectus, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets.

            Total Annual Portfolio Operating Expenses                   Minimum        Maximum
 Range of expenses, including management fees, distribution and/
                                                                       0.49%          1.49%
 or service (12b-1) fees, and other expenses

     The next table describes the fees and expenses for each class of shares of each portfolio underlying a variable investment option offered through this prospectus. None of the portfolios charge a sales load or surrender fee. The fees and expenses do not reflect the fees and expenses of any variable insurance contract or qualified plan which may use the portfolio as its underlying investment medium. Except for the American International, American Growth, American Growth-Income, American Blue Chip Income and Growth, American Bond and PIMCO VIT All Asset portfolios, all of the portfolios shown in the table are NAV class shares that are not subject to Rule 12b-1 fees. Except as indicated in the footnotes appearing at the end of the table, the expense ratios are based upon the portfolio's actual expenses for the year ended December 31, 2006.

     Portfolio Annual Expenses
(as a percentage of portfolio average net assets, rounded to two decimal places)

                                                 Management        12b-1          Other              Total
Portfolio                                           Fees            Fees        Expenses        Annual Expenses
------------------------------------------      ------------      -------      ----------      ----------------
 Science & TechnologyA ...................      1.05%             0.00%        0.10%           1.15%
 Emerging Markets ValueC .................      0.96%             0.00%        0.16%           1.12%
 Pacific Rim .............................      0.80%             0.00%        0.21%           1.01%
 Health SciencesA ........................      1.05%             0.00%        0.09%           1.14%
 Emerging GrowthB ........................      0.80%             0.00%        0.69%           1.49%
 Small Cap Growth ........................      1.07%             0.00%        0.08%           1.15%
 Emerging Small CompanyD .................      0.97%             0.00%        0.06%           1.03%
 Small Cap ...............................      0.85%             0.00%        0.05%           0.90%
 Small Cap Index .........................      0.48%             0.00%        0.04%           0.52%
 Dynamic GrowthD .........................      0.90%             0.00%        0.06%           0.96%
 Mid Cap Stock ...........................      0.84%             0.00%        0.04%           0.88%
 Natural Resources .......................      1.00%             0.00%        0.06%           1.06%
 All Cap Growth ..........................      0.85%             0.00%        0.05%           0.90%
 Financial Services ......................      0.82%             0.00%        0.04%           0.86%
 International Opportunities .............      0.89%             0.00%        0.11%           1.00%
 International Small Cap .................      0.92%             0.00%        0.19%           1.11%
 International Equity Index BB/E .........      0.54%             0.00%        0.04%           0.58%
 Overseas EquityD ........................      0.99%             0.00%        0.13%           1.12%
 American InternationalF .................      0.50%             0.60%        0.08%           1.18%
 International Value .....................      0.82%             0.00%        0.11%           0.93%
 International Core ......................      0.89%             0.00%        0.10%           0.99%
 Quantitative Mid Cap ....................      0.74%             0.00%        0.13%           0.87%
 Mid Cap Index ...........................      0.48%             0.00%        0.04%           0.52%
 Mid Cap IntersectionC ...................      0.87%             0.00%        0.07%           0.94%
 GlobalB .................................      0.82%             0.00%        0.14%           0.96%
 Capital Appreciation ....................      0.75%             0.00%        0.03%           0.78%
 American GrowthF ........................      0.32%             0.60%        0.05%           0.97%
 U.S. Global Leaders Growth ..............      0.69%             0.00%        0.03%           0.72%
 Quantitative All Cap ....................      0.71%             0.00%        0.05%           0.76%
 All Cap Core ............................      0.78%             0.00%        0.05%           0.83%
 Total Stock Market Index ................      0.49%             0.00%        0.03%           0.52%

                                                     Management       12b-1          Other              Total
Portfolio                                               Fees           Fees        Expenses        Annual Expenses
----------------------------------------------      -----------      -------      ----------      ----------------
 Blue Chip GrowthA ...........................  0.81%             0.00%        0.02%           0.83%
 U.S. Large Cap ..............................  0.83%             0.00%        0.04%           0.87%
 Core Equity .................................  0.78%             0.00%        0.05%           0.83%
 Large Cap ValueD ............................  0.82%             0.00%        0.06%           0.88%
 Classic Value ...............................  0.80%             0.00%        0.11%           0.91%
 Utilities ...................................  0.83%             0.00%        0.12%           0.95%
 Real Estate Securities ......................  0.70%             0.00%        0.03%           0.73%
 Small Cap Opportunities .....................  0.99%             0.00%        0.03%           1.02%
 Small Cap Value .............................  1.06%             0.00%        0.05%           1.11%
 Small Company ValueA ........................  1.02%             0.00%        0.04%           1.06%
 Special ValueD/E ............................  0.97%             0.00%        0.07%           1.04%
 Mid ValueA ..................................  0.98%             0.00%        0.08%           1.06%
 Mid Cap Value ...............................  0.86%             0.00%        0.04%           0.90%
 Value .......................................  0.74%             0.00%        0.05%           0.79%
 All Cap Value ...............................  0.82%             0.00%        0.05%           0.87%
 Growth & Income .............................  0.67%             0.00%        0.01%           0.68%
 500 Index BB ................................  0.46%             0.00%        0.03%           0.49%
 Fundamental Value ...........................  0.77%             0.00%        0.04%           0.81%
 U.S. Core ...................................  0.76%             0.00%        0.06%           0.82%
 Large CapD ..................................  0.72%             0.00%        0.04%           0.76%
 Quantitative Value ..........................  0.68%             0.00%        0.05%           0.73%
 American Growth-IncomeF .....................  0.27%             0.60%        0.04%           0.91%
 Equity-IncomeA ..............................  0.81%             0.00%        0.03%           0.84%
 American Blue Chip Income & GrowthF .........  0.42%             0.60%        0.05%           1.07%
 Income & Value ..............................  0.79%             0.00%        0.07%           0.86%
 Managed .....................................  0.69%             0.00%        0.03%           0.72%
 PIMCO VIT All AssetG ........................  0.79%             0.25%        0.45%           1.49%
 Global Allocation ...........................  0.85%             0.00%        0.13%           0.98%
 High Yield ..................................  0.66%             0.00%        0.05%           0.71%
 U.S. High Yield Bond ........................  0.73%             0.00%        0.06%           0.79%
 Strategic Bond ..............................  0.68%             0.00%        0.07%           0.75%
 Strategic Income ............................  0.71%             0.00%        0.10%           0.81%
 Global Bond .................................  0.70%             0.00%        0.10%           0.80%
 Investment Quality Bond .....................  0.60%             0.00%        0.07%           0.67%
 Total Return ................................  0.70%             0.00%        0.06%           0.76%
 American BondF ..............................  0.41%             0.60%        0.04%           1.05%
 Real Return BondH ...........................  0.70%             0.00%        0.07%           0.77%
 Bond Index BB ...............................  0.47%             0.00%        0.06%           0.53%
 Core Bond ...................................  0.67%             0.00%        0.12%           0.79%
 Active Bond .................................  0.60%             0.00%        0.04%           0.64%
 U.S. Government SecuritiesD .................  0.61%             0.00%        0.08%           0.69%
 Short-Term Bond .............................  0.58%             0.00%        0.04%           0.62%
 Money Market BB .............................  0.50%             0.00%        0.01%           0.51%
 Lifestyle AggressiveE .......................  0.94%             0.00%        0.02%           0.96%
 Lifestyle GrowthE ...........................  0.91%             0.00%        0.01%           0.92%
 Lifestyle BalancedE .........................  0.88%             0.00%        0.01%           0.89%
 Lifestyle ModerateE .........................  0.85%             0.00%        0.02%           0.87%
 Lifestyle ConservativeE .....................  0.82%             0.00%        0.02%           0.84%

A The portfolio manager has voluntarily agreed to waive a portion of its management fee for the Health Sciences, Blue Chip Growth, Mid Value, Small Company Value, Science & Technology, and Equity-Income portfolios. This waiver is based on the combined average daily net assets of these portfolios and the following funds of John Hancock Funds II: Health Sciences, Blue Chip Growth, Mid Value, Small Company Value, Science & Technology and Equity-Income Fund (collectively, the "T. Rowe Portfolios"). The fees shown do not reflect the waiver. For more information, please refer to the prospectus for the underlying portfolios.

The percentage reduction will be as follows:

Combined Average Daily Net                            Fee Reduction
Assets of the T. Rowe Portfolios         (as a percentage of the management fee)
----------------------------------      ----------------------------------------
  First $750 million..............                        0.00%
  Next $750 million...............                         5.0%
  Next $1.5 billion...............                         7.5%
  Over $3 billion.................                        10.0%

This voluntary fee waiver may be terminated at any time by T. Rowe Price.

B The portfolio manager for these portfolios has agreed with the John Hancock Trust to waive its management fee (or, if necessary, to reimburse expenses of the portfolio) to the extent necessary to limit the portfolio's "Total Annual Expenses." A portfolio's "Total Annual Expenses" includes all of its operating expenses including management fees and Rule 12b-1 fees, but excludes taxes, brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses of the portfolio not incurred in the ordinary course of the portfolio's business. Under the agreement, the portfolio manager's obligation will remain in effect until May 1, 2008 and will terminate after that date only if the John Hancock Trust, without the prior consent of the portfolio manager, sells shares of the portfolio to (or has shares of the portfolio held by) any person or entity other than the variable life insurance or variable annuity separate accounts of John Hancock Life Insurance Company or any of its affiliates that are specified in the agreement. The fees shown do not reflect this waiver. If this fee waiver had been reflected, the management fee shown for the International Equity Index B, 500 Index B, Bond Index B, Emerging Growth, Money Market B, and Global portfolios would be 0.31%, 0.22%, 0.19%, 0.36%, 0.27%, and 0.82% respectively, and the Total Annual Expenses shown would be 0.35%, 0.25%, 0.25%, 1.05%, 0.28%, and 0.96% respectively.

C For portfolios that had not started operations or had operations of less than six months as of December 31, 2006, expenses are based on estimates of expenses that are expected to be incurred over the next year.

D The management fees were changed during the fiscal year ending in 2006. The rates shown reflect what the management fees and total annual expenses would have been during fiscal year 2006 had the new rates been in effect for the entire year.

E The "Management Fees" include fees and expenses incurred indirectly by a portfolio as a result of its investment in another investment company (each, an "Acquired Fund"). The "Total Annual Expenses" shown may not correlate to the portfolio's ratio of expenses to average net assets shown in the "Financial Highlights" section of the John Hancock Trust prospectus, which does not include Acquired Fund fees and expenses. Acquired Fund fees and expenses are estimated, not actual, amounts based on the portfolio's current fiscal year. If these expenses had not been reflected, the "Management Fees" for the International Equity Index B and Special Value portfolios would be 0.53% and 0.95%, respectively, the "Management Fees" for each of the Lifestyle Aggressive, Lifestyle Balanced, Lifestyle Conservative, Lifestyle Growth, and Lifestyle Moderate portfolios would be 0.04%, and "Total Annual Expenses" shown for the portfolios would be 0.57%, 1.02%, 0.06%, 0.05%, 0.06%, 0.05%, and
0.06%, respectively.

F The portfolio manager for these portfolios is waiving a portion of its management fee. The fees shown do not reflect the waiver. For more information please refer to the prospectus for the underlying portfolios.

G "Other Expenses" for the PIMCO VIT All Asset portfolio reflect an administrative fee of 0.25% and a service fee of 0.20%. "Management Fees" include fees and expenses incurred indirectly by the portfolio as a result of its investment in another investment management company (each an "Acquired Fund"). For more information please refer to the prospectus for the underlying portfolio.

H The portfolio manager has contractually agreed to waive a portion of its management fee. This waiver is based on the combined average daily net assets of the Real Return Bond series of the John Hancock Trust and the Real Return Bond series of John Hancock Funds II. The reduced management fee would be 0.65% of aggregate net assets over $1 billion.

                              DETAILED INFORMATION
     This section of the prospectus provides additional detailed information that is not contained in the Summary of Benefits and Risks section.

Table of Investment Options and Investment Subadvisers

     When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Trust (the "Trust") (or the PIMCO Variable Insurance Trust (the "PIMCO Trust") with respect to the All Asset portfolio) and hold the shares in a subaccount of the Separate Account. The Fee Tables show the investment management fees, Rule 12b-1 fees and other operating expenses for these portfolio shares as a percentage (rounded to two decimal places) of each portfolio's average net assets for 2006, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select.

     The John Hancock Trust and the PIMCO Trust are so-called "series" type mutual funds and each is registered under the Investment Company Act of 1940 ("1940 Act") as an open-end management investment company. John Hancock Investment Management Services, LLC ("JHIMS") provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust's portfolios. We and our affiliate own JHIMS and indirectly benefit from any investment management fees JHIMS retains. The All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC ("PIMCO") and pays investment management fees to PIMCO.

     Each of the American Blue Chip Income and Growth, American Bond, American Growth-Income, American Growth, and American International portfolios invests in Series 1 shares of the corresponding investment portfolio of the Trust and are subject to a 0.60% 12b-1 fee. The American Growth, American International, American Growth-Income, American Blue Chip Income and Growth and American Bond portfolios operate as "feeder funds," which means that the portfolio does not buy investment securities directly. Instead, it invests in a "master fund" which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds.

     The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio's assets for the services we or our affiliates provide to that portfolio. In addition, compensation payments of up to 0.45% of assets may be made by a portfolio's investment advisers or its affiliates. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the "American" portfolios of the Trust for the marketing support services it provides. Any of these compensation payments do not, however, result in any charge to you in addition to what is shown in the Fee Tables.

     The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies and restrictions of, and the risks relating to investment in the portfolio in the prospectus for that portfolio. You should read the portfolio's prospectus carefully before investing in the corresponding variable investment option.

     The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios' investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.

     The portfolios available under the policies are as follows:

 Portfolio                      Portfolio Manager                      Investment Description
=========================    ====================================   ===============================================================
 Science & Technology        T. Rowe Price Associates, Inc. and     Seeks long-term growth of capital by investing, under
                             RCM Capital Management LLC             normal market conditions, at least 80% of its net assets
 Emerging Markets Value      Dimensional Fund Advisors              (plus any borrowings for investment purposes) in common
 Pacific Rim                 MFC Global Investment                  stocks of companies expected to benefit from the
                             Management (U.S.A.) Limited            development, advancement, and use of science and
 Health Sciences             T. Rowe Price Associates, Inc.         technology. Current income is incidental to the portfolio's
 Emerging Growth             MFC Global Investment                  objective.
                             Management (U.S.), LLC                 Seeks long-term capital appreciation by investing at least
 Small Cap Growth            Wellington Management Company,         80% of its net assets in companies associated with
                             LLP                                    emerging markets.
 Emerging Small Company      RCM Capital Management LLC             Seeks long-term growth of capital by investing in a
 Small Cap                   Independence Investments LLC           diversified portfolio that is comprised primarily of common
 Small Cap Index             MFC Global Investment                  stocks and equity-related securities of corporations
                             Management (U.S.A.) Limited            domiciled in countries in the Pacific Rim region.
 Dynamic Growth              Deutsche Investment Management         Seeks long-term capital appreciation by investing, under
                             Americas, Inc.                         normal market conditions, at least 80% of its net assets
 Mid Cap Stock               Wellington Management Company,         (plus any borrowings for investment purposes) in common
                             LLP                                    stocks of companies engaged in the research, development,
 Natural Resources           Wellington Management Company,         production, or distribution of products or services related to
                             LLP                                    health care, medicine, or the life sciences.
                                                                    Seeks superior long-term rates of return through capital
                                                                    appreciation by investing, under normal circumstances,
                                                                    primarily in high quality securities and convertible
                                                                    instruments of small-cap U.S. companies.
                                                                    Seeks long-term capital appreciation by investing, under
                                                                    normal market conditions, primarily in small-cap
                                                                    companies that are believed to offer above average potential for growth in revenues and earnings.
                                                                    Seeks long-term growth of capital by investing, under
                                                                    normal market conditions, at least 80% of its net assets
                                                                    (plus any borrowings for investment purposes) in common
                                                                    stock equity securities of companies with market
                                                                    capitalizations that approximately match the range of
                                                                    capitalization of the Russell 2000 Index* at the time of
                                                                    purchase.
                                                                    Seeks maximum capital appreciation consistent with
                                                                    reasonable risk to principal by investing, under normal
                                                                    market conditions, at least 80% of its net assets in equity securities of companies whose market capitalization is
                                                                    under $2 billion.
                                                                    Seeks to approximate the aggregate total return of a small-
                                                                    cap U.S. domestic equity market index by attempting to
                                                                    track the performance of the Russell 2000 Index*.
                                                                    Seeks long-term growth of capital by investing in stocks
                                                                    and other equity securities of medium-sized U.S. companies with strong growth potential.
                                                                    Seeks long-term growth of capital by investing primarily in equity securities of mid-size companies with significant
                                                                    capital appreciation potential.
                                                                    Seeks long-term total return by investing, under normal
                                                                    market conditions, primarily in equity and equity-related
                                                                    securities of natural resource-related companies worldwide.

 Portfolio                            Portfolio Manager                Investment Description
===============================   ================================== ===============================================================
 All Cap Growth                   AIM Capital Management, Inc.      Seeks long-term capital appreciation by investing the
 Financial Services               Davis Selected Advisers, L.P.     portfolio's assets, under normal market conditions,
 International Opportunities      Marsico Capital Management, LLC   principally in common stocks of companies that are likely
 International Small Cap          Templeton Investment Counsel,     to benefit from new or innovative products, services or
                                  LLC                               processes, as well as those that have experienced above
 International Equity Index B     SSgA Funds Management, Inc.       average, long-term growth in earnings and have excellent
 Overseas Equity                  Capital Guardian Trust Company    prospects for future growth.
 American International           Capital Research Management       Seeks growth of capital by investing primarily in common
                                  Company (adviser to the American  stocks of financial companies. During normal market
                                  Funds Insurance Series)           conditions, at least 80% of the portfolio's net assets (plus
 International Value              Templeton Investment Counsel,     any borrowings for investment purposes) are invested in
                                  LLC                               companies that are principally engaged in financial
 International Core               Grantham, Mayo, Van Otterloo &    services.
                                  Co. LLC                           Seeks long-term growth of capital by investing, under
                                                                    normal market conditions, at least 65% of its assets in
                                                                    common stocks of foreign companies that are selected for
                                                                    their long-term growth potential. The portfolio may invest in companies of any size throughout the world. The
                                                                    portfolio normally invests in issuers from at least three
                                                                    different countries not including the U.S. The portfolio may invest in common stocks of companies operating in
                                                                    emerging markets.
                                                                    Seeks capital appreciation by investing primarily in the
                                                                    common stock of companies located outside the U.S.,
                                                                    which have total stock market capitalization or annual
                                                                    revenues of $4 billion or less.
                                                                    Seeks to track the performance of broad-based equity
                                                                    indices of foreign companies in developed and emerging
                                                                    markets by attempting to track the performance of the
                                                                    MSCI All Country World ex-US Index*. (Series I shares
                                                                    are available for sale to contracts purchased prior to May
                                                                    13, 2002; Series II shares are available for sale to contracts purchased on or after May 13, 2002).
                                                                    Seeks long-term capital appreciation by investing, under
                                                                    normal conditions, at least 80% of its assets in equity
                                                                    securities of a diversified mix of large established and
                                                                    medium-sized foreign companies located primarily in
                                                                    developed countries and, to a lesser extent, in emerging
                                                                    markets.
                                                                    Seeks to make the shareholders' investment grow by
                                                                    investing all of its assets in the master fund, Class 2 shares of the International Fund, a series of American Funds
                                                                    Insurance Series. The International Fund invests primarily in common stocks of companies located outside the United
                                                                    States.
                                                                    Seeks long-term growth of capital by investing, under
                                                                    normal market conditions, primarily in equity securities of companies located outside the U.S., including emerging
                                                                    markets.
                                                                    Seeks high total return by investing typically in a
                                                                    diversified portfolio of equity investments from developed markets other than the U.S.

 Portfolio                       Portfolio Manager                   Investment Description
=============================   ==================================  ================================================================
 Quantitative Mid Cap           MFC Global Investment               Seeks long-term growth of capital by investing, under
                                Management (U.S.A.) Limited         normal market conditions, at least 80% of its total assets
 Mid Cap Index                  MFC Global Investment               (plus any borrowings for investment purposes) in U.S. mid-
                                Management (U.S.A.) Limited         cap stocks, convertible preferred stocks, convertible bonds
 Mid Cap Intersection           Wellington Management Company,      and warrants.
                                LLP                                 Seeks to approximate the aggregate total return of a mid-
 Global                         Templeton Global Advisors Limited   cap U.S. domestic equity market index by attempting to
 Capital Appreciation           Jennison Associates LLC             track the performance of the S&P Mid Cap 400 Index*.
 American Growth                Capital Research Management         Seeks long-term growth of capital by investing in equity
                                Company (adviser to the American    securities of medium size companies with significant
                                Funds Insurance Series)             capital appreciation potential.
 U.S. Global Leaders Growth     Sustainable Growth Advisers, L.P.   Seeks long-term capital appreciation by investing, under
 Quantitative All Cap           MFC Global Investment               normal market conditions, at least 80% of its net assets
                                Management (U.S.A.) Limited         (plus any borrowings for investment purposes) in equity
 All Cap Core                   Deutsche Investment Management      securities of companies located anywhere in the world,
                                Americas Inc.                       including emerging markets.
 Total Stock Market Index       MFC Global Investment               Seeks long-term capital growth by investing at least 65% of
                                Management (U.S.A.) Limited         its total assets in equity-related securities of companies that
 Blue Chip Growth               T. Rowe Price Associates, Inc.      exceed $1 billion in market capitalization and that the
                                                                    subadviser believes have above-average growth prospects.
                                                                    These companies are generally medium-to-large
                                                                    capitalization companies.
                                                                    Seeks to make the shareholders' investment grow by
                                                                    investing all of its assets in the master fund, Class 2 shares of the Growth Fund, a series of American Funds Insurance
                                                                    Series. The Growth Fund invests primarily in common
                                                                    stocks of companies that appear to offer superior
                                                                    opportunities for growth of capital. The Growth Fund may
                                                                    also invest up to 15% of its assets in equity securities of issuers domiciled outside the U.S. and Canada and not
                                                                    included in the S&P 500 Index*.
                                                                    Seeks long-term growth of capital by investing, under
                                                                    normal market conditions, primarily in common stocks of
                                                                    "U.S. Global Leaders".
                                                                    Seeks long-term growth of capital by investing, under
                                                                    normal circumstances, primarily in equity securities of U.S.
                                                                    companies. The portfolio will generally focus on equity
                                                                    securities of U.S. companies across the three market
                                                                    capitalization ranges of large, mid and small.
                                                                    Seeks long-term growth of capital by investing primarily in common stocks and other equity securities within all asset classes (small, mid and large cap) of those within the
                                                                    Russell 3000 Index*.
                                                                    Seeks to approximate the aggregate total return of a broad
                                                                    U.S. domestic equity market index by attempting to track
                                                                    the performance of the Dow Jones Wilshire 5000 Index*.
                                                                    Seeks to achieve long-term growth of capital (current
                                                                    income is a secondary objective) by investing, under
                                                                    normal market conditions, at least 80% of the portfolio's
                                                                    total assets in the common stocks of large and medium-
                                                                    sized blue chip growth companies.

 Portfolio                       Portfolio Manager                               Investment Description
==========================      ==================================   ==============================================================
 U.S. Large Cap                 Capital Guardian Trust Company      Seeks long-term growth of capital and income by investing
 Core Equity                    Legg Mason Capital Management,      the portfolio's assets, under normal market conditions,
                                Inc.                                primarily in equity and equity-related securities of
 Large Cap Value                Blackrock Investment Management,    companies with market capitalization greater than $500
                                LLC                                 million.
 Classic Value                  Pzena Investment Management,        Seeks long-term capital growth by investing, under normal
                                LLC                                 market conditions, primarily in equity securities that, in the
 Utilities                      Massachusetts Financial Services    subadviser's opinion, offer the potential for capital growth.
                                Company                             The subadviser seeks to purchase securities at large
 Real Estate Securities         Deutsche Investment Management      discounts to the subadviser's assessment of their intrinsic
                                Americas, Inc.                      value.
 Small Cap Opportunities        Munder Capital Management           Seeks long-term growth of capital by investing, under
 Small Cap Value                Wellington Management Company,      normal market conditions, primarily in a diversified
                                LLP                                 portfolio of equity securities of large-cap companies
 Small Company Value            T. Rowe Price Associates, Inc.      located in the U.S.
 Special Value                  Wellington Management Company,      Seeks long-term growth of capital by investing, under
                                LLP                                 normal market conditions, at least 80% of its net assets in domestic equity securities.
                                                                    Seeks capital growth and current income (income above
                                                                    that available from a portfolio invested entirely in equity securities) by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in equity and debt securities of
                                                                    domestic and foreign companies in the utilities industry.
                                                                    Seeks to achieve a combination of long-term capital
                                                                    appreciation and current income by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts and real estate companies.
                                                                    Seeks long-term capital appreciation by investing, under
                                                                    normal circumstances, at least 80% of its assets in equity securities of companies with market capitalizations within the range of the companies in the Russell 2000 Index*.
                                                                    Seeks long-term capital appreciation by investing, under
                                                                    normal market conditions, at least 80% of its assets in
                                                                    small-cap companies that are believed to be undervalued by various measures and offer good prospects for capital
                                                                    appreciation.
                                                                    Seeks long-term growth of capital by investing, under
                                                                    normal market conditions, primarily in small companies
                                                                    whose common stocks are believed to be undervalued.
                                                                    Under normal market conditions, the portfolio will invest at least 80% of its net assets (plus any borrowings for
                                                                    investment purposes) in companies with market
                                                                    capitalizations that do not exceed the maximum market
                                                                    capitalization of any security in the Russell 2000 Index* at the time of purchase.
                                                                    Seeks long-term capital growth by investing, under normal
                                                                    circumstances, at least 80% of its net assets in common
                                                                    stocks and other equity securities of companies whose
                                                                    market capitalization at the time of investment is not
                                                                    greater than the market capitalization of companies in the
                                                                    Russell 2000 Value Index*.

 Portfolio                      Portfolio Manager                     Investment Description
=========================      ==================================   ===============================================================
 Mid Value                      T. Rowe Price Associates, Inc.      Seeks long-term capital appreciation by investing, under
 Mid Cap Value                  Lord, Abbett & Co. LLC              normal market conditions, primarily in a diversified mix of
 Value                          Van Kampen                          common stocks of mid-size U.S. companies that are
 All Cap Value                  Lord, Abbett & Co. LLC              believed to be undervalued by various measures and offer
 Growth & Income                Independence Investments LLC        good prospects for capital appreciation.
 500 Index B                    MFC Global Investment               Seeks capital appreciation by investing, under normal
                                Management (U.S.A.) Limited         market conditions, at least 80% of the portfolio's net assets
 Fundamental Value              Davis Selected Advisers, L.P.       (plus any borrowings for investment purposes) in mid-sized
 U.S. Core                      Grantham, Mayo, Van Otterloo &      companies.
                                Co. LLC                             Seeks to realize an above-average total return over a market
 Large Cap                      UBS Global Asset Management         cycle of three to five years, consistent with reasonable risk,
                                (Americas) Inc.                     by investing primarily in equity securities of companies
 Quantitative Value             MFC Global Investment               with capitalizations similar to the market capitalization of
                                Management (U.S.A.) Limited         companies in the Russell Midcap Value Index*.
 American Growth-Income         Capital Research and Management     Seeks capital appreciation by investing in equity securities
                                Company (adviser to the American    of U.S. and multinational companies in all capitalization
                                Funds Insurance Series)             ranges that the subadviser believes are undervalued.
                                                                    Seeks income and long-term capital appreciation by
                                                                    investing, under normal market conditions, primarily in a
                                                                    diversified mix of common stocks of large U.S. companies.
                                                                    Seeks to approximate the aggregate total return of a broad
                                                                    U.S. domestic equity market index by attempting to track
                                                                    the performance of the S&P 500 Composite Stock Price
                                                                    Index*.
                                                                    Seeks growth of capital by investing, under normal market
                                                                    conditions, primarily in common stocks of U.S. companies
                                                                    with market capitalizations of at least $10 billion. The
                                                                    portfolio may also invest in U.S. companies with smaller
                                                                    capitalizations.
                                                                    Seeks a high total return by investing primarily in
                                                                    investments tied economically to the U.S., including equity investments in U.S. companies whose stocks are included in the S&P 500 Index* or in companies with size and growth
                                                                    characteristics similar to companies that issue stocks
                                                                    included in the Index.
                                                                    Seeks to maximize total return, consisting of capital
                                                                    appreciation and current income, by investing, under
                                                                    normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity
                                                                    securities of U.S. large-cap companies.
                                                                    Seeks long-term capital appreciation by investing primarily in large-cap U.S. securities with the potential for long-term growth of capital.
                                                                    Seeks to make the shareholders' investment grow and
                                                                    provide the shareholder with income over time by investing all of its assets in the master fund, Class 2 shares of the
                                                                    Growth-Income Fund, a series of American Funds
                                                                    Insurance Series. The Growth-Income Fund invests
                                                                    primarily in common stocks or other securities which
                                                                    demonstrate the potential for appreciation and/or dividends.

 Portfolio                           Portfolio Manager                Investment Description
================================  ================================   ===============================================================
 Equity-Income                    T. Rowe Price Associates, Inc.    Seeks to provide substantial dividend income and also long-
 American Blue Chip Income        Capital Research and Management   term capital appreciation by investing primarily in
 and Growth                       Company (adviser to the American  dividend-paying common stocks, particularly of established
                                  Funds Insurance Series)           companies with favorable prospects for both increasing
 Income & Value                   Capital Guardian Trust Company    dividends and capital appreciation.
 Managed                          Grantham, Mayo, Van Otterloo &    Seeks to produce income exceeding the average yield on
                                  Co. LLC and Declaration           U.S. stocks generally and to provide an opportunity for
                                  Management & Research LLC         growth of principal by investing all of its assets in Class 2
 PIMCO VIT All Asset Portfolio    Pacific Investment Management     shares of the Blue Chip Income and Growth Fund, a series
 (a series of the PIMCO Variable  Company, LLC                      of American Funds Insurance Series. The Blue Chip
 Insurance Trust) (only Class M                                     Income and Growth Fund invests primarily in common
 is available for sale)                                             stocks of larger, more established companies based in the
 Global Allocation                UBS Global Asset Management       U.S. with market capitalizations of $4 billion and above.
                                  (Americas) Inc.                   Seeks the balanced accomplishment of (a) conservation of
 High Yield                       Western Asset Management          principal and (b) long-term growth of capital and income
                                  Company                           by investing the portfolio's assets in both equity and fixed-
 U.S. High Yield Bond             Wells Capital Management,         income securities. The subadviser has full discretion to
                                  Incorporated                      determine the allocation between equity and fixed income
 Strategic Bond                   Western Asset Management          securities.
                                  Company                           Seeks income and long-term capital appreciation by
 Strategic Income                 MFC Global Investment             investing primarily in a diversified mix of common stocks
                                  Management (U.S.) LLC             of large U.S. companies and bonds with an overall
                                                                    intermediate term average maturity.
                                                                    The portfolio invests primarily in a diversified mix of (a)
                                                                    common stocks of large and mid-sized U.S. companies, and
                                                                    (b) bonds with an overall intermediate term average
                                                                    maturity.
                                                                    Seeks total return, consisting of long-term capital
                                                                    appreciation and current income, by investing in equity and fixed income securities of issuers located within and
                                                                    outside the U.S.
                                                                    Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in high-yield debt securities,
                                                                    including corporate bonds and other fixed-income
                                                                    securities.
                                                                    Seeks total return with a high level of current income by
                                                                    investing, under normal market conditions, primarily in
                                                                    below investment-grade debt securities (sometimes referred to as "junk bonds" or high yield securities). The portfolio also invests in corporate debt securities and may buy
                                                                    preferred and other convertible securities and bank loans.
                                                                    Seeks a high level of total return consistent with
                                                                    preservation of capital by investing at least 80% of its net assets in fixed income securities.
                                                                    Seeks a high level of current income by investing, under
                                                                    normal market conditions, primarily in foreign government
                                                                    and corporate debt securities from developed and emerging
                                                                    markets, U.S. Government and agency securities, and U.S.
                                                                    high yield bonds.

 Portfolio                          Portfolio Manager                  Investment Description
=============================      ===============================  ================================================================
 Global Bond                      Pacific Investment Management     Seeks to realize maximum total return, consistent with
                                  Company, LLC                      preservation of capital and prudent investment
 Investment Quality Bond          Wellington Management Company,    management, by investing the portfolio's assets primarily in
                                  LLP                               fixed income securities. These fixed income instruments
 Total Return                     Pacific Investment Management     may be denominated in non-U.S. currencies or in U.S.
                                  Company, LLC                      dollars.
 American Bond                    Capital Research and Management   Seeks a high level of current income consistent with the
                                  Company (adviser to the American  maintenance of principal and liquidity, by investing in a
                                  Funds Insurance Series)           diversified portfolio of investment grade bonds.
 Real Return Bond                 Pacific Investment Management     Investments will tend to focus on corporate bonds and U.S.
                                  Company, LLC                      Government bonds with intermediate to longer term
 Bond Index B                     Declaration Management &          maturities.
                                  Research LLC                      Seeks to realize maximum total return, consistent with
 Core Bond                        Wells Capital Management,         preservation of capital and prudent investment
                                  Incorporated                      management, by investing, under normal market
 Active Bond                      Declaration Management &          conditions, at least 65% of the portfolio's assets in a
                                  Research LLC and MFC Global       diversified portfolio of fixed income securities of varying
                                  Investment Management (U.S.),     maturities.
                                  LLC                               Seeks to maximize current income and preserve capital by
 U.S. Government Securities       Western Asset Management          investing all of its assets in the master fund, Class 2 Shares
                                  Company                           of the Bond Fund, a series of the American Funds Insurance
 Short-Term Bond                  Declaration Management &          Series. The Bond Fund normally invests at least 80% of its
                                  Research LLC                      assets in bonds.
                                                                    Seeks maximum return, consistent with preservation of
                                                                    capital and prudent investment management, by investing,
                                                                    under normal market conditions, at least 80% of its net
                                                                    assets in inflation-indexed bonds of varying maturities
                                                                    issued by the U.S. and non-U.S. governments and by
                                                                    corporations.
                                                                    Seeks to track the performance of the Lehman Brothers
                                                                    Aggregate Index** (which represents the U.S. investment
                                                                    grade bond market) by investing at least 80% of its assets in securities listed in the Lehman Brothers Aggregate Index.
                                                                    Seeks total return consisting of income and capital
                                                                    appreciation by investing, under normal market conditions, in a broad range of investment-grade debt securities
                                                                    including U.S. Government obligations, corporate bonds,
                                                                    mortgage-backed and other asset backed securities and
                                                                    money market instruments.
                                                                    Seeks income and capital appreciation by investing at least
                                                                    80% of its assets in a diversified mix of debt securities and instruments.
                                                                    Seeks a high level of current income consistent with
                                                                    preservation of capital and maintenance of liquidity, by
                                                                    investing in debt obligations and mortgage-backed
                                                                    securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and derivative securities such as collateralized mortgage obligations backed by such
                                                                    securities.
                                                                    Seeks income and capital appreciation by investing at least
                                                                    80% of its assets in a diversified mix of debt securities and instruments.

 Portfolio                      Portfolio Manager                    Investment Description
=========================      =============================        =============================================================
 Money Market B                MFC Global Investment                Seeks maximum current income consistent with
                               Management (U.S.A.) Limited          preservation of principal and liquidity by investing in high
 Lifestyle Aggressive          MFC Global Investment                quality money market instruments.
                               Management (U.S.A.) Limited          Seeks to provide long-term growth of capital (current
 Lifestyle Growth              MFC Global Investment                income is not a consideration) by investing 100% of the
                               Management (U.S.A.) Limited          Lifestyle Trust's assets in other portfolios of the Trust
 Lifestyle Balanced            MFC Global Investment                which invest primarily in equity securities.
                               Management (U.S.A.) Limited          Seeks to provide long-term growth of capital with
 Lifestyle Moderate            MFC Global Investment                consideration also given to current income by investing
                               Management (U.S.A.) Limited          approximately 20% of the Lifestyle Trust's assets in other
 Lifestyle Conservative        MFC Global Investment                portfolios of the Trust, which invest primarily in fixed
                               Management (U.S.A.) Limited          income securities and approximately 80% of its assets in
                                                                    other portfolios of the Trust, which invest primarily in
                                                                    equity securities.
                                                                    Seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to capital growth by investing approximately 40% of the
                                                                    Lifestyle Trust's assets in other portfolios of the Trust
                                                                    which invest primarily in fixed income securities and
                                                                    approximately 60% of its assets in other portfolios of the
                                                                    Trust which invest primarily in equity securities.
                                                                    Seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to current income by investing approximately 60% of the
                                                                    Lifestyle Trust's assets in other portfolios of the Trust
                                                                    which invest primarily in fixed income securities and
                                                                    approximately 40% of its assets in other portfolios of the
                                                                    Trust which invest primarily in equity securities.
                                                                    Seeks to provide a high level of current income with some
                                                                    consideration also given to growth of capital by investing approximately 80% of the Lifestyle Trust's assets in other portfolios of the Trust, which invest primarily in fixed
                                                                    income securities and approximately 20% of its assets in
                                                                    other portfolios of the Trust, which invest primarily in
                                                                    equity securities.

* "S&P 500 (Reg. TM)" and "S&P Mid Cap 400 (Reg. TM)" are trademarks of The McGraw-Hill Companies, Inc. "Russell 2000 (Reg. TM)," "Russell 2000 Value (Reg. TM)," "Russell 3000 (Reg. TM)" and "Russell Midcap Value (Reg. TM)" are trademarks of Frank Russell Company. "Dow Jones Wilshire 5000 Index (Reg. TM)" is a trademark of Wilshire Associates. "MSCI All Country World ex US Index" is a trademark of Morgan Stanley & Co. Incorporated. None of the portfolios are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the portfolios.

** The Lehman Brothers Aggregate Index is a bond index. A bond index relies on indicators such as quality, liquidity, term and duration as relevant measures of performance.

   The indexes referred to in the portfolio descriptions track companies having the ranges of market capitalization, as of February 28, 2007, set out below:

     MSCI All Country World ex US Index - $200 million to $244 billion Russell 2000 Index - $38.40 million to $3.72 billion
     Russell 3000 Index - $38.40 million to $411 billion
     Russell 2000 Value Index - $39 million to $3.1 billion
     Russell Midcap Value Index - $1.327 million to $21 billion
     S&P Mid Cap 400 Index - $590 million to $12.5 billion
     S&P 500 Index - $1.415 million to $411 billion
     Dow Jones Wilshire 5000 Index - $38.49 million to $411 billion

     You bear the investment risk of any portfolio you choose as an investment option for your policy. A full description of each portfolio, including the investment objectives, policies and restrictions of, and the risks relating to investments in, each portfolio is contained in the portfolio prospectuses. The portfolio prospectuses should be read carefully before allocating purchase payments to a subaccount.

     If the shares of a portfolio are no longer available for investment or in our judgment investment in a portfolio becomes inappropriate, we may eliminate the shares of a portfolio and substitute shares of another portfolio of the Trust or another open-end registered investment company. Substitution may be made with respect to both existing investments and the investment of future purchase payments. However, we will make no such substitution without first notifying you and obtaining approval of the appropriate insurance regulatory authorities and the SEC (to the extent required by the 1940 Act).

     We will purchase and redeem series fund shares for the Account at their net asset value without any sales or redemption charges. Shares of a series fund represent an interest in one of the funds of the series fund which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

     On each business day, shares of each fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of Net Premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. (See "Processing premium payments"). Such purchases and redemptions are effected at each fund's net asset value per share determined for that same date. A "business day" is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern time).

     We will vote shares of the portfolios held in the Account at the shareholder meetings according to voting instructions received from persons having the voting interest under the policies. We will determine the number of portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. Proxy material will be distributed to each person having the voting interest under the contract together with appropriate forms for giving voting instructions. We will vote all portfolio shares that we hold (including our own shares and those we hold in the Account for policy owners) in proportion to the instructions so received. The effect of this proportional voting is that a small number of policy owners can determine the outcome of a vote.

     We determine the number of a fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's account value held in the subaccount by the net asset value of one share in the fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for a series fund's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of a series fund, ratification of the selection of independent auditors, approval of series fund investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions. However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

     The voting privileges described above reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by John Hancock USA to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to deregister the Account under the 1940 Act, (3) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (4) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. Any such change will be made only if, in our judgment, the change would best serve the interests of owners of policies in your policy class or would be appropriate in carrying out the purposes of such policies. We would notify owners of any of the forgoing changes and to the extent legally required, obtain approval of affected owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Description of John Hancock USA

     We are a stock life insurance company incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. We are a licensed life insurance company in the District of Columbia and all states of the United States except New York. Our ultimate parent is Manulife Financial Corporation

("MFC"), a publicly traded company, based in Toronto, Canada. MFC is the holding company of John Hancock USA and its subsidiaries. However, neither John Hancock USA nor any of its affiliated companies guarantees the investment performance of the Account.

     We have received the following ratings from independent rating agencies:

     A++ A.M. Best Superior
Companies have a very strong ability to meet their obligations; 1st category of
   15

     AA+ Fitch Ratings
Very strong capacity to meet policyholder and contract obligations; 2nd category of 9

     AAA Standard & Poor's
Extremely strong financial security characteristics; 1st category of 8

     Aa2 Moody's
Excellent in financial strength; 2nd category of 9

     These ratings, which are current as of the date of this prospectus and are subject to change, are assigned as a measure of our ability to honor any guarantees provided by the policy and any applicable optional riders, but do not specifically relate to our products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio. These ratings do not apply to the safety and performance of the Separate Account.

Description of Separate Account A

     The investment accounts shown on page 1 are in fact subaccounts of Separate Account A, a separate account operated by us under Michigan law. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the 1940 Act. Such registration does not involve supervision by the SEC of the management of the Account or of us.

     The Account's assets are our property. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can't be used to pay any indebtedness of John Hancock USA other than those arising out of policies that use the Account. Income, gains and losses credited to, or charged against, the Account reflect the Account's own investment experience and not the investment experience of the John Hancock USA's other assets.

     New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

The fixed account

     Our obligations under any fixed account are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the policy value allocated to any fixed account will accrue interest daily at an effective annual rate that we determine without regard to the actual investment experience of the general account. We currently offer only one fixed account - the standard fixed account. The effective annual rate we declare for the fixed account will never be less than 3%. We reserve the right to offer one or more additional fixed accounts with characteristics that differ from those of the current fixed account, but we are under no obligation to do so.

     Because of exemptive and exclusionary provisions, interests in our fixed account have not been and will not be registered under the Securities Act of 1933 ("1933 Act") and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to any fixed account. Disclosure regarding fixed accounts may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

The death benefit

     In your application for the policy, you will tell us how much life insurance coverage you want on the lives of the insured persons. This is called the "Total Face Amount". Total Face Amount is composed of the Base Face Amount and any Supplemental Face Amount you elect. The Supplemental Face Amount you can have generally cannot exceed 400% of the Base Face Amount at the Issue Date. The Issue Date is shown in the Policy Specifications page of the policy. Thereafter, increases to the Supplemental Face Amount cannot exceed 400% of the Total Face Amount at the Issue Date. There are a number of factors you should consider in determining whether to elect coverage in the form of Base Face Amount or in the form of Supplemental Face Amount. These factors are discussed under "Base Face Amount vs. Supplemental Face Amount" below.

     When the last surviving insured person dies, we will pay the death benefit minus any outstanding policy debt and unpaid fees and charges. There are two ways of calculating the death benefit. You must choose which one you want in the application. The two death benefit options are:

..    Option 1 - The death benefit will equal the greater of (1) the Total Face
     Amount plus any amount payable under a supplementary benefit rider, or (2) the minimum death benefit (as described below).

..    Option 2 - The death benefit will equal the greater of (1) the Total Face
     Amount plus any amount payable under a supplementary benefit rider, plus the policy value on the date of death of the last surviving insured person, or (2) the minimum death benefit.

     For the same premium payments, the death benefit under Option 2 will tend to be higher than the death benefit under Option 1. On the other hand, the Face Amount charge and resulting cost of insurance charges (based on the higher net amount at risk) will be higher under Option 2. Because of that, the policy value will tend to be higher under Option 1 than under Option 2 for the same premium payments.

Limitations on payment of death benefit

     If either insured person commits suicide within certain time periods, the amount payable will be limited as described in the policy. Also, if an application misstated the age or gender of either of the insured persons, we will adjust the amount of any death benefit as described in the policy.

Base Face Amount vs. Supplemental Face Amount

     As noted above, you should consider a number of factors in determining whether to elect coverage in the form of Base Face Amount or in the form of Supplemental Face Amount.

     For the same amount of premiums paid, the amount of the Face Amount charge deducted from policy value and the amount of compensation paid to the selling insurance agent will generally be less if coverage is included as Supplemental Face Amount, rather than as Base Face Amount. On the other hand, the amount of any Supplemental Face Amount may be subject to a shorter No-Lapse Guarantee Period (see "No-Lapse Guarantee"). Also, after the younger insured person reaches or would have reached age 121, any Supplemental Face Amount will terminate.

     If your priority is to reduce your Face Amount charges, you may wish to maximize the proportion of the Supplemental Face Amount. However, if your priority is to take advantage of the No-Lapse Guarantee feature after the 2nd policy year or to maximize the death benefit when the younger insured person reaches or would have reached age 121, then you may wish to maximize the proportion of the Base Face Amount.

The minimum death benefit

     In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to policy value. There are two tests that can be applied under Federal tax law - the "guideline premium test" and the "cash value accumulation test". You must elect which test you wish to have applied at issue. Once elected, the test cannot be changed without our approval.

     Under the guideline premium test, we compute the minimum death benefit each business day by multiplying the policy value on that date by the death benefit factor applicable on that date. Factors for some ages are shown in the table below:

Younger Insured Attained Age         Applicable Factor
------------------------------      ------------------
  40 and under ...............             250%
  45 .........................             215%
  50 .........................             185%
  55 .........................             150%
  60 .........................             130%
  65 .........................             120%
  70 .........................             115%
  75 .........................             105%
  90 .........................             105%
  95 and above ...............             100%

A table showing the factor for each policy year will appear in the policy.

     Under the cash value accumulation test, we compute the minimum death benefit each business day by multiplying the policy value on that date by the death benefit factor applicable on that date. The factor decreases as attained age increases. A table showing the factor for each policy year will appear in the policy.

     The cash value accumulation test may be preferable if you want to fund the policy so that the minimum death benefit will increase earlier than would be required under the guideline premium test, or if you want to fund the policy at the "7 pay" limit for the full 7 years (see "Tax considerations").

     To the extent that the calculation of the minimum death benefit under the selected life insurance qualification test causes the death benefit to exceed our limits, we reserve the right to return premiums or distribute a portion of the policy value so that the resulting amount of insurance is maintained within our limits. Alternatively, if we should decide to accept the additional amount of insurance, we may require additional evidence of insurability.

When the younger insured person reaches 121

     If the policy is still in effect on the policy anniversary nearest the 121st birthday of the younger of the two insured persons (whether or not the younger insured person is alive), the following things will happen (whether or not there is any net cash surrender value):

     . We will stop any monthly deduction charges;

     . We will stop accepting any premium payments;

     . We will not allow any new loans and loan interest will continue to be charged if there is an outstanding loan;

     . We will no longer process withdrawals;

     . We will continue to credit interest to a fixed account; and

     . Any Supplemental Face Amount will terminate.

     If the Extended No-Lapse Guarantee rider is in effect on the policy anniversary nearest the date the younger insured person would have reached age 121, the policy will remain in force subject to the policy loan provisions.

Requesting an increase in coverage

     After the first policy year, we may approve an unscheduled increase or addition in the Supplemental Face Amount at any time, subject to the maximum limit stated in the policy. Generally, each such increase must be at least $50,000. Scheduled increases in any one policy year can not exceed 25% of the Total Face Amount at issue. We will require evidence that both insured persons qualify for the same risk classification that applied to them at issue. An approved increase will take effect on the policy anniversary on or next following the date we approve the request. If you elected scheduled increases to your Supplemental Face Amount at issue you may not elect the Extended No-Lapse Guarantee rider.

Requesting a decrease in coverage

     After the first policy year, we may approve a reduction in the Base Face Amount or the Supplemental Face Amount, but only if:

     . the remaining Total Face Amount and Base Face Amount will each be at least $250,000, and

     . the remaining Total Face Amount will at least equal the minimum required by the tax laws to maintain the policy's life insurance status.

     A pro-rata portion of the surrender charge will be payable upon a requested reduction in the Base Face Amount. If approved, you may reduce up to 10% of your Base Face Amount at issue without incurring a pro-rata surrender charge at that time. This surrender charge exemption does not apply to full surrenders or net cash surrender withdrawals. (See "Surrender and withdrawals - Withdrawals".) An approved decrease will take effect on the monthly deduction date on or next following the date we approve the request. We reserve the right to require that the Supplemental Face Amount be fully depleted before the Base Face Amount can be reduced.

Change of death benefit option

     Under our current administrative rules, we permit the death benefit option to be changed from Option 2 to Option 1, after the first policy year. We reserve the right to limit a request for a change if the change would cause the policy to fail to qualify as life insurance for tax purposes.

     A change in the death benefit option will result in a change in the policy's Total Face Amount, in order to avoid any change in the amount of the death benefit. The new Total Face Amount will be equal to the Total Face Amount prior to the change plus the policy value as of the date of the change. The change will take effect on the monthly deduction date on or next following the date the written request for the change is received at our Service Office.

     Notwithstanding other policy limits, if the change from Option 2 to 1 yields a Total Face Amount that is larger than 400% of the Total Face Amount at issue, we will allow for the increase. The change will take effect on the monthly deduction date on or next following the date the written request for the change is received at our Service Office.

     If you change the death benefit option, the Federal tax law test ("guideline premium test" or "cash value accumulation test") that you elected at issue will continue to apply. Please read "The minimum death benefit" for more information about these Federal tax law tests.

Tax consequences of coverage changes

     A change in the death benefit option or Total Face Amount will often change the policy's limits under the Federal tax law test that you elected. To avoid having the policy cease to qualify as life insurance for tax purposes, we reserve the right to (i) refuse or limit a change in the death benefit option or Total Face Amount and (ii) change the Guideline Single Premium or Guideline Level Premium, as applicable. Please read "Tax considerations" to learn about possible tax consequences of changing your insurance coverage under the policy.


Your beneficiary

     You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the death of the last surviving insured person. Until the death of the last surviving insured person you can change your beneficiary by written request. Such a change requires the consent of any named irrevocable beneficiary. A new beneficiary designation will not affect any payments we make before we receive it. If no beneficiary is living when the last surviving insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

Ways in which we pay out policy proceeds

     You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or surrender. As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary's name. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC or any other government agency. We may also in the future direct proceeds from surrenders into a John Hancock retained asset account. Alternatively, you can select to have proceeds of $1,000 or more applied to any of the other payment options we may offer at the time. You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. If no alternative payment option has been chosen, proceeds may be paid as a single sum. Please contact our Service Office for more information.

Changing a payment option

     You can change the payment option at any time before the proceeds are payable. If you haven't made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact of payment option chosen

     There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

Premiums

Planned premiums

     The Policy Specifications page of your policy will show the "Planned Premium" for the policy. You choose this amount in the policy application. You will also choose how often to pay premiums - annually, semi-annually or quarterly. You may also choose to pay premiums by monthly electronic funds transfers. The premium reminder notice we send you is based on the amount and period you choose. However, payment of Planned Premiums is not necessarily required. You need only pay enough premium to keep the policy in force (see "Lapse and reinstatement").

Minimum initial premium

     The Minimum Initial Premium is set forth in the Policy Specifications page of your policy. After the payment of the initial premium, premiums may be paid at any time and in any amount until the younger insured person's attained age 121, subject to the limitations on premium amount described below.

Maximum premium payments

     Federal tax law limits the amount of premium payments you can make relative to the amount of your policy's insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds this limit. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. More discussion of these tax law requirements is provided under "Tax considerations".

     Large premium payments may expose us to unanticipated investment risk. In order to limit our investment risk exposure under certain market conditions, we may refuse to accept additional premium payments. This may be the case, for example, in an environment of decreasing interest rates, where we may not be able to acquire investments for our general account that will sufficiently match the liabilities we are incurring under our fixed account guarantees. Excessive allocations may also interfere with the effective management of our variable investment account portfolios, if we are unable to make an orderly investment of the additional premium into the portfolios. Also, we may refuse to accept an amount of additional premium if the amount of the additional premium would increase our insurance risk exposure, and the insured persons don't provide us with adequate evidence that he or she continues to meet our requirements for issuing insurance.

     We will notify you in writing of our refusal to accept additional premium under these provisions within three days following the date that it is received by us, and will promptly thereafter take the necessary steps to return the premium to you. Notwithstanding the foregoing limits on the additional premium that we will accept, we will not refuse to accept any premium necessary to prevent the policy from terminating.

Processing premium payments

     No premiums will be accepted prior to our receipt of a completed application at our Service Office. All premiums received prior to the Issue Date of the policy will be held in the general account and credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market B investment account. After the Issue Date but prior to the Allocation Date, premiums received are allocated to the Money Market B investment account. The "Allocation Date" of the policy is the 10th day after the Issue Date. The Issue Date is shown on the Policy Specifications page of the policy. On the Allocation Date, the Net Premiums paid plus interest credited, if any, will be allocated among the investment accounts or the fixed account in accordance with the policy owner's instructions. The "Net Premium" is the premium paid less the premium charge we deduct from it.

     Any Net Premium received on or after the Allocation Date will be allocated among investment accounts or the fixed account as of the business day on or next following the date the premium is received at the Service Office. Monthly deductions are normally due on the Policy Date and at the beginning of each policy month thereafter. However, if the monthly deductions are due prior to the Contract Completion Date, they will be deducted from policy value on the Contract Completion Date instead of the dates they were due (see "Procedures for issuance of a policy" for the definition of "Contract Completion Date").

     Payment of premiums will not guarantee that the policy will stay in force. Conversely, failure to pay premiums will not necessarily cause the policy to lapse. However, in states where permitted, the policy will have a No-Lapse Guarantee (as well as an Extended No-Lapse Guarantee, if elected) which would prevent the policy from lapsing during the guarantee period, provided certain criteria are satisfied.

Ways to pay premiums

     If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock". We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to the John Hancock USA Service Office at the appropriate address shown on the back cover of this prospectus.

     We will also accept premiums:

     . by wire or by exchange from another insurance company, or

     . via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method).

Lapse and reinstatement

Lapse

     Unless the No-Lapse Guarantee is in effect, a policy will go into default if at the beginning of any policy month the policy's net cash surrender value would be zero or below after deducting the monthly deductions then due. Therefore, a policy could lapse eventually if increases in policy value (prior to deduction of policy charges) are not sufficient to cover policy charges. A lapse could have adverse tax consequences as described under "Tax considerations". We will notify you of the default and will allow a 61 day grace period in which you may make a premium payment sufficient to bring the policy out of default. The required payment will be equal to the amount necessary to bring the net cash surrender value to zero, if it was less than zero on the date of default, plus the monthly deductions due at the date of default and payable at the beginning of each of the two policy months thereafter, plus any applicable premium charge. If the required payment is not received by the end of the grace period, the policy will terminate (i.e., "lapse") with no value.

No-lapse guarantee

     In those states where it is permitted, as long as the cumulative premium test is satisfied during the No-Lapse Guarantee Period, as described below, we will guarantee that the policy will not go into default, even if adverse investment experience or other factors should cause the policy's surrender value to fall to zero or below during such period.

     The Monthly No-Lapse Guarantee Premium is one-twelfth of the No-Lapse Guarantee Premium. The No-Lapse Guarantee Premium is not a charge assessed against the policy value. It is an amount used in determining whether the cumulative premium test has been satisified.

     The No-Lapse Guarantee Premium is set at issue on the basis of the Base Face Amount and any Supplemental Face Amount and reflects the age, sex and risk class of the proposed insureds, the death benefit option elected, as well as any additional ratings and supplementary benefits, if applicable. It is subject to change if (i) the Total Face Amount of the policy is changed, (ii) there is a death benefit option change, (iii) there is a decrease in the Base Face Amount or the Supplemental Face Amount of insurance due to a withdrawal, or (iv) there is any change in the supplementary benefits added to the policy or in the risk classification of the insured persons.

     The No-Lapse Guarantee Period is set at issue and is stated in the policy. The No-Lapse Guarantee Period for any Supplemental Face Amount is the first 2 policy years. Certain state limitations may apply, but generally the No-Lapse Guarantee Period for the Base Face Amount is (i) the lesser of twenty years or to the younger insured's age 75 or (ii) 5 years if the younger insured person's issue age is 70 or older. The No-Lapse Guarantee Period for the Base Face Amount under any policy that has elected an increasing Supplemental Face Amount or a Return of Premium Death Benefit, however, is limited to the first 2 policy years. If we approve your request for an unscheduled increase to the Supplemental Face Amount to your policy, any remaining No-Lapse Guarantee period will terminate and, if elected, the Extended No-Lapse Guarantee Rider will also terminate. We will not approve a request to increase your Base Face Amount.

     While the No-Lapse Guarantee is in effect, we will determine at the beginning of the policy month that your policy would otherwise be in default, whether the cumulative premium test, described below, has been met. If the test has not been satisfied, we will notify you of that fact and allow a 61-day grace period in which you may make a premium payment sufficient to keep the policy from going into default. This required payment, as described in the notification, will be equal to the lesser of:

(a) the outstanding premium requirement to satisfy the cumulative premium test at the date of default, plus the monthly No-Lapse Guarantee Premium due for the next three policy months; or

(b) the amount necessary to bring the surrender value to zero plus the monthly deductions due, plus the next three monthly deductions plus the applicable premium charge.

     If the required payment is not received by the end of the grace period, the No-Lapse Guarantee and the policy will terminate.

Cumulative premium test

     The cumulative premium test is satisfied if, as of the beginning of the policy month that your policy would otherwise be in default, the sum of all premiums paid to date less any withdrawals taken on or before the date of the test and less any policy debt is equal to or exceeds the sum of the monthly No-Lapse Guarantee Premiums due from the policy date to the date of the test.

Death during grace period

     If the last surviving insured person should die during the grace period, the policy value used in the calculation of the death benefit will be the policy value as of the date of default and the insurance benefit will be reduced by any outstanding monthly deductions due at the time of death.

Reinstatement

     By making a written request, you can reinstate a policy that has gone into default and terminated at any time within the three-year period following the date of termination subject to the following conditions:

(a) You must provide evidence satisfactory to us of the insurability of the insured persons (or the last surviving insured person), and of any insured persons covered under any supplementary benefit rider that you wish to reinstate; and

(b) You must pay a premium equal to the amount that was required to bring the policy out of default immediately prior to termination, plus the amount needed to keep the policy in force to the next scheduled date for payment of the Planned Premium.

     If the reinstatement is approved, the date of reinstatement will be the later of the date we approve your request or the date the required payment is received at our Service Office. In addition, any surrender charges will be reinstated to the amount they were at the date of default. The policy value on the date of reinstatement, prior to the crediting of any Net Premium paid in connection with the reinstatement, will be equal to the policy value on the date the policy terminated. Any policy debt not paid upon termination of a policy will be reinstated if the policy is reinstated.

     Generally, the incontestability provision will apply from the effective date of reinstatement. Your policy will indicate if this is not the case. A surrendered policy cannot be reinstated.

The policy value

     From each premium payment you make, we deduct the premium charge described under "Deduction from premium payments". We invest the rest (known as the "Net Premium") in the accounts (fixed or investment) you've elected. Special investment rules apply to premiums processed prior to the Allocation Date. (See "Processing premium payments".)

     Over time, the amount you've invested in any investment account will increase or decrease the same as if you had invested the same amount directly in the corresponding underlying portfolio and had reinvested all portfolios' dividends and distributions in additional portfolio shares; except that we will deduct certain additional charges which will reduce your policy value. We describe these charges under "Description of charges at the policy level".

     We calculate the unit values for each investment account once every business day as of the close of trading on the New York Stock Exchange, usually 4:00 p.m. Eastern time. Sales and redemptions within any investment account will be transacted using the unit value next calculated after we receive your request either in writing or other form that we specify. If we receive your request before the close of our business day, we'll use the unit value calculated as of the end of that business day. If we receive your request at or after the close of our business day, we'll use the unit value calculated as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we'll process it as of the end of the next business day.

     The amount you've invested in any fixed account will earn interest at the rates we declare from time to time. For the fixed account, we guarantee that this rate will be at least 3%. If you want to know what the current declared rate is for the fixed account, just call or write to us. Amounts you invest in the fixed account will not be subject to the asset-based risk charge described under "Deductions from policy value". Otherwise, the policy level charges applicable to the fixed account are the same as those applicable to the investment accounts. We reserve the right to offer one or more additional fixed accounts with characteristics that differ from those of the current fixed account, but we are under no obligation to do so.

Allocation of future premium payments

     At any time, you may change the accounts (fixed or investment) in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing policy value

     You may also transfer your existing policy value from one account (fixed or investment) to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you. Without our approval, the maximum amount you may transfer to or from any account in any policy year is $1,000,000.

     The policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment accounts. As a consequence, we have reserved the right to impose limits on the number and frequency of transfers into and out of investment accounts and to impose a fee of up to $25 for any transfer beyond an annual limit (which will not be less than 12). No transfer fee will be imposed on any transfer from an investment account into a fixed account if the transfer occurs during the following periods:

     . within 18 months after the policy's Issue Date, or

     . within 60 days after the later of the effective date of a material change in the investment objectives of any investment account or the date you are notified of the change.

Subject to the restrictions set forth below, you may transfer existing policy value into or out of investment accounts. Transfers out of a fixed account are subject to additional limitations noted below.

     Our current practice is to restrict transfers into or out of investment accounts to two per calendar month (except with respect to those policies described in the following paragraph). For purposes of this restriction, and in applying the limitation on the number of free transfers, transfers made during the period from the opening of a business day (usually 9:00 a.m. Eastern time) to the close of that business day (usually 4:00 p.m. Eastern time) are considered one transfer. You may, however, transfer to the Money Market B investment account even if the two transfer per month limit has been reached, but only if

100% of the account value in all investment accounts is transferred to the Money Market B investment account. If such a transfer to the Money Market B investment account is made, then for the 30 calendar day period after such transfer no transfers from the Money Market B investment account to any other accounts (fixed or investment) may be made. If your policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

     Policies such as yours may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the investment options in its policies within the following limits: (i) during the 10 calendar day period after any policy values are transferred from one investment account into a second investment account, the values can only be transferred out of the second investment account if they are transferred into the Money Market B investment account; and (ii) any policy values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market B investment account may not be transferred out of the Money Market B investment account into any other accounts (fixed or investment) for 30 calendar days. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

     Rule 22c-2 under the 1940 Act requires us to provide tax identification numbers and other policy owner transaction information to John Hancock Trust or to other investment companies in which the Separate Account invests, at their request. An investment company will use this information to identify any pattern or frequency of investment account transfers that may violate their frequent trading policy. An investment company may require us to impose trading restrictions in addition to those described above if violations of their frequent trading policy are discovered.

     The most you can transfer at any one time out of a fixed account is the greater of (i) the fixed account maximum transfer amount of $2,000, or (ii) the fixed account maximum transfer percentage of 15% multiplied by the amount of the fixed account on the immediately preceding policy anniversary. Any transfer which involves a transfer out of the fixed account may not involve a transfer to the Money Market B investment account.

     We reserve the right to impose a minimum amount limit on transfers out of any fixed account. We also reserve the right to impose different restrictions on any additional fixed account that we may offer in the future.

     Dollar cost averaging. We may offer policy owners a dollar cost averaging ("DCA") program. Under the DCA program, the policy owner will designate an amount which will be transferred monthly from one investment account into any other investment account(s) or the fixed account. If insufficient funds exist to effect a DCA transfer, the transfer will not be effected and you will be so notified. No fee is charged for this program.

     We reserve the right to cease to offer this program as of 90 days after written notice is sent to you.

     Asset allocation balancer transfers. Under the asset allocation balancer program the policy owner will designate an allocation of policy value among investment accounts. We will move amounts among the investment accounts at specified intervals you select - annually, semi-annually, quarterly or monthly. A change to your premium allocation instructions will automatically result in a change in asset allocation balancer instructions so that the two are identical unless you either instruct us otherwise or have elected the dollar cost averaging program. No fee is charged for this program.

     We reserve the right to cease to offer this program as of 90 days after written notice is sent to you.

Surrender and withdrawals

Surrender

     You may surrender your policy in full at any time. If you do, we will pay you the policy value less any policy debt and surrender charge that then applies. This is called your "Net Cash Surrender Value". You must return your policy when you request a surrender. We will process surrenders on the day we receive the surrender request (unless such day is not a business day, in which case we will process surrenders as of the business day next following the date of the receipt).

Withdrawals

     After the first policy year, you may make a withdrawal of part of your net cash surrender value once in each policy month. Generally, each withdrawal must be at least $500. If the withdrawal results in a reduction in Base Face Amount, a charge equal to a pro-rata portion of any surrender charge will be applied. We will automatically reduce the policy value of your policy by the amount of the withdrawal. Unless otherwise specified by you, each account (fixed and investment) will be reduced in the same proportion as the policy value is then allocated among them. We will not permit a withdrawal if it would cause your surrender value to fall below 3 months' worth of monthly deductions (see "Deductions from policy value"). We also reserve the right to refuse any withdrawal that would cause the policy's Total Face Amount or the Base Face Amount to fall below $250,000.

     Because it reduces the policy value, any withdrawal will reduce your death benefit under either Option 1 or Option 2 (see "The death benefit"). Under Option 1, such a withdrawal may also reduce the Total Face Amount. Generally, any such reduction in the Total Face Amount will be implemented by first reducing any Supplemental Face Amount then in effect. We may approve reductions in the Base Face Amount prior to eliminating the Supplemental Face Amount. You should consider a number of factors in determining whether to continue coverage in the form of Base Face Amount or Supplemental Face Amounts (see "Base Face Amount vs. Supplemental Face Amount"). If such a reduction in Total Face Amount would cause the policy to fail the Internal Revenue Code's definition of life insurance, we will not permit the withdrawal. As noted, above, if the withdrawal results in a reduction in Base Face Amount, a pro-rata portion of the applicable surrender charge will be deducted from the policy value (see "surrender charge"). We reserve the right to waive the pro-rata surrender charge on any reduction in Base Face Amount if the withdrawal is designed to serve certain administrative purposes (such as the payment of fees associated with the provision of asset management services).

     For example, assume a policy owner that has elected death benefit Option 1 requests a withdrawal of $50,000 on a policy with a Base Face Amount of $400,000 and a current surrender charge of $10,000. The $50,000 withdrawal would reduce the Base Face Amount from $400,000 to $350,000. The reduction in Base Face Amount would trigger a partial surrender charge equal to the surrender charge times the proportionate reduction in Base Face Amount, in this case equal to $10,000 X (50,000/400,000) or $1,250. The surrender charge after the withdrawal would be equal to $10,000 - $1,250 or $8,750. If the policy owner had instead purchased a policy with $400,000 of Base Face Amount and $100,000 of Supplemental Face Amount, the withdrawal of $50,000 would reduce the Supplemental Face Amount from $100,000 to $50,000. Since the Base Face Amount would remain at $400,000, no partial surrender charge would be deducted.


Policy loans

     You may borrow from your policy at any time by completing a form satisfactory to us. The maximum amount you can borrow is the greater of (i) 90% of net cash surrender value and (ii) the amount determined as follows:

     . We first determine the net cash surrender value of your policy.

   . We then subtract an amount equal to the monthly deductions then being deducted from policy value times the number of full policy months until the next policy anniversary.

   . We then multiply the resulting amount by 1.25 % in policy years 1 through 10 and 0% thereafter (although we reserve the right to increase the percentage after the tenth policy year to as much as .25%).

     . We then subtract the third item above from the second item above.

     The minimum amount of each loan is $500. The interest charged on any loan is currently an effective annual rate of 4.25% in the first 10 policy years and 3.00% thereafter. However, we reserve the right to increase the percentage after the tenth policy year to as much as 3.25%. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. Unless otherwise specified by you, the amount of the loan is deducted from the accounts (fixed and investment) in the same proportion as the policy value is then allocated among them. The amount of the loan is then placed in a special loan account. This special loan account will earn interest at an effective annual rate of 3%. The tax consequences of a loan interest credited differential of 0% are unclear. You should consult a tax adviser before effecting a loan to evaluate possible tax consequences. If we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to increase the rate charged on the loan to a rate that would, in our reasonable judgment, result in the transaction being treated as a loan under Federal tax law. The right to increase the rate charged on the loan is restricted in some states. Please see your John Hancock USA representative for details. We process policy loans as of the business day on or next following the day we receive the loan request. We will not allow any new loans at and after the policy anniversary nearest the date the younger insured person reaches or would have reached age 121.

Repayment of policy loans

     You can repay all or part of a loan at any time. Each repayment will be allocated among the accounts as follows:

     . The same proportionate part of the loan as was borrowed from any fixed account will be repaid to that fixed account.

   . The remainder of the repayment will be allocated among the accounts in the same way a new premium payment would be allocated (unless otherwise specified by you).

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. We process loan repayments as of the day we receive the repayment.

Effects of policy loans

     The policy value, the net cash surrender value, and any death benefit are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the accounts and placed in a special loan account. The accounts and the special loan account will generally have different rates of investment return.

     The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

     Taking out a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. Also, whenever the outstanding loan equals or exceeds your policy value after the younger insured person reaches or would have reached age 121, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address) specifying the amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period. Policy loans may also result in adverse tax consequences under certain circumstances (see "Tax considerations").

Description of charges at the policy level

Deduction from premium payments

Premium charge

     A charge to help defray our sales costs and related taxes. The current charge is 6% of each premium paid.

Deductions from policy value

Administrative charge

     A monthly charge to help cover our administrative costs. This is a flat dollar charge of $15 per month.

Face Amount charge

     A monthly charge for the first 15 policy years to primarily help cover sales costs. To determine the charge we multiply the amount of Base Face Amount by a rate which varies by the insured persons' sex, age, death benefit option and risk classification at issue.

Cost of insurance charge

     A monthly charge for the cost of insurance. To determine the charge, we multiply the net amount of insurance for which we are then at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. The current rates will never be more than the maximum rates shown in the policy. The cost of insurance rates we use will depend on the age at issue, the insurance risk characteristics and (usually) gender of the insured persons, and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as the insured persons' age increases. (The insured person's "age" on any date is his or her age on the birthday nearest that date.) For death benefit Option 1, the net amount at risk is equal to the greater of zero, or the result of (a) minus (b) where:

    (a) is the death benefit (excluding the Four Year Term Rider) as of the first day of the policy month, divided by 1.0024663; and

     (b) is the policy value as of the first day of the policy month after the deduction of all other monthly deductions.

     Since the net amount at risk for death benefit Option 1 is based on a formula that includes as factors the death benefit and the policy value, the net amount at risk is affected by the investment performance of the investment accounts chosen, payment of premiums and charges assessed.

     If the minimum death benefit is greater than the death benefit (excluding the Four Year Term Rider), the cost of insurance charge will reflect the amount of that additional benefit.

     For death benefit Option 2, the net amount at risk is equal to the death benefit (excluding the Four Year Term Rider), divided by 1.0024663.

Asset-based risk charge

     A monthly charge to help cover sales, administrative and other costs. The charge is a percentage of that portion of your policy value allocated to investment accounts. This charge does not apply to the current fixed account. This charge is not currently imposed but we reserve the right to do so.

Supplementary benefits charges

     Monthly charges for any supplementary insurance benefits added to the policy by means of a rider.

Surrender charge

     A charge we deduct if the policy lapses or is surrendered within the first 10 policy years. We deduct this charge to compensate us for sales expenses that we would otherwise not recover in the event of early lapse or surrender. The surrender charge for the Base Face Amount is calculated as a level amount at issue and is stated in the Policy Specifications page of your policy. The surrender charge will reduce monthly over the surrender charge period as a percentage of the initial amount stated in the Policy Specifications of your policy. The percentage applied is dependent upon the policy year during which lapse or surrender occurs, as shown in the following table:

Policy Year           Percentage Applied
---------------      -------------------
  1 ...........              100%
  2 ...........               90%
  3 ...........               80%
  4 ...........               70%
  5 ...........               60%
  6 ...........               50%
  7 ...........               40%
  8 ...........               30%
  9 ...........               20%
  10 ..........               10%
  11+ .........                0

     The percentage is graded down proportionately at the beginning of each policy month until the next level is reached. The initial surrender charge at issue varies by the sex, issue age, and underwriting risk class of the insured persons. A pro-rata portion of the surrender charge will also be payable upon a requested reduction in the Base Face Amount. If approved, you may reduce 10% of your Base Face Amount without incurring the pro-rata surrender charge at that time. This surrender charge exemption does not apply to full surrenders or net cash surrender withdrawals. (see "Withdrawals" and "Requesting a decrease in coverage"). The pro-rata charge is calculated by dividing the reduction in Base Face Amount by the Base Face Amount immediately prior to the reductions and then multiplying the applicable surrender charge by that ratio.

Additional information about how certain policy charges work

Sales expenses and related charges

     The premium and Face Amount charges help to compensate us for the cost of selling our policies. (See "Description of charges at the policy level"). The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the premium and Face Amount charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset- based risk charge and other gains with respect to the policies, or from our general assets. Similarly, administrative expenses not fully recovered by the administrative charge may also be recovered from such other sources.

Method of deduction

     We deduct the monthly deductions described in the Fee Tables section from your policy's accounts (fixed and investment) in proportion to the amount of policy value you have in each, unless otherwise specified by you.

Reduced charges for eligible classes

     The charges otherwise applicable may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

Other charges we could impose in the future

     Except for a portion of the premium charge, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment accounts. However, we expect that no such charge will be necessary.

     We also reserve the right to increase the premium charge in order to correspond with changes in the state premium tax levels or in the Federal income tax treatment of the deferred acquisition costs for this type of policy. Currently, state premium tax levels range from 0% to 3.5%.

     Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

Description of charges at the portfolio level

     The portfolios must pay investment management fees and other operating expenses. These fees and expenses (shown in the tables of portfolio annual expenses under "Fee Tables") are different for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any investment accounts you select. We may also receive payments from a series fund or its affiliates at an annual rate of up to approximately 0.45% of the average net assets that holders of our variable life insurance policies and other products have invested in that portfolio. Any such payments do not, however, result in any charge to you in addition to what is shown in the tables. Expenses of the portfolios are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.

Other policy benefits, rights and limitations

Optional supplementary benefit riders you can add

     When you apply for a policy, you can request any of the optional supplementary benefit riders that we then make available. Availability of any rider, the benefits it provides and the charges for it may vary by state. Our rules and procedures will govern eligibility for any rider and, in some cases, the configuration of the actual rider benefits. You should consider how an optional rider may impact your overall insurance and financial objectives. Each rider contains specific details that you should review before you decide to choose the rider. Your registered representative can provide you with additional information regarding these riders. Charges for most riders will be deducted from the policy value. We may change these charges (or the rates that determine them), but not above any applicable maximum amount stated in the Policy Specifications page of your policy. We may add to, delete from or modify the list of optional supplementary benefit riders.

Return of Premium Death Benefit Rider

     You may elect to have your policy issued with an optional Return of Premium Death Benefit rider. This rider provides an additional death benefit payable upon the death of the last surviving insured person. The Return of Premium Death Benefit has an initial value equal to your initial premium times the "Percentage of Premium" you select (which may range between 0% and 100%). We show the Percentage of Premium you select in the Policy Specifications page.


     You may increase the initial Return of Premium Death Benefit in two ways:

   . You may make additional premium payments. We will apply the Percentage of Premium stated in the Policy Specifications page to the premium payment and increase your Return of Premium Death Benefit by that amount at the time you make the payment.

   . You may elect a Return of Premium Death Benefit Increase Rate. You may elect an annual effective rate from 0 - 5% to increase your Return of Premium Death Benefit. We show the rate you elect in the Policy Specifications page. The Return of Premium Death Benefit will accumulate monthly at the Return of Premium Death Benefit Increase Rate you select.

     This benefit is only available to you if you elect death benefit Option 1.

Cash Value Enhancement Rider

     Your policy may be issued with the Cash Value Enhancement rider. The decision to add this rider to your policy must be made at issuance of the policy and, once made, is irrevocable. The benefit of this rider is that the cash surrender value of your policy is enhanced during the period for which surrender charges are applicable. Under the Cash Value Enhancement rider, the enhancement is provided by reducing the surrender charge that would otherwise have applied upon full policy surrender or lapse. The Cash Value Enhancement rider does not reduce the surrender charge upon decreases in Total Face Amount or partial withdrawals.

     Under this rider, we will waive a portion of your surrender charges by the applicable Cash Value Waiver Percentage set forth in the table below. Your cash value enhancement is equal to the surrender charge times the applicable percentage as shown in the table below. We will then reduce the amount of your surrender charges by the amount of the cash value enhancement.

                     Cash Value Enhancement
Policy Year            Waiver Percentage
--------------      -----------------------
  1 ..........                 90%
  2 ..........                 80%
  3 ..........                 60%
  4 ..........                 40%
  5 ..........                 20%
  6+ .........                  0%

Overloan Protection Rider

     This rider will prevent your policy from lapsing on any date if policy debt exceeds the death benefit. The benefit is subject to a number of eligibility requirements relating to, among other things, the Life Insurance Qualification test you selected, the number of years the policy has been in force, the attained age of the younger insured person, the death benefit option elected and the tax status of the policy.

     When the Overloan Protection Benefit in this rider is invoked, all values in the investment accounts are immediately transferred to the fixed account and will continue to grow at the current fixed account interest rate. Transfer fees do not apply to these transfers. Thereafter, policy changes and transactions are limited as set forth in the rider; for example, death benefit increases or decreases, additional premium payments, policy loans, withdrawals, surrender and transfers are no longer allowed. Any outstanding policy debt will remain. Interest will continue to be charged at the policy's specified loan interest rate, and the policy's loan account will continue to be credited with the policy's loan interest credited rate. Any applicable No-Lapse Guarantee under the policy no longer applies, and any supplementary benefit rider requiring a monthly deduction will automatically be terminated.

Extended No-Lapse Guarantee Rider

     In states where approved, you may elect the optional Extended No-Lapse Guarantee Rider at issue, which extends the No-Lapse Guarantee Period provided by your policy for the Base Face Amount to the earlier of: (a) termination of the policy or rider, (b) the number of years selected by the policy owner, subject to any applicable state limitations, or (c) age 121 of the younger insured person. If you elect this rider, the policy will be marketed as "Protection SVUL". You will pay an additional fee for this rider, which varies based on the individual characteristics of the insured persons, the length of the No-Lapse Guarantee Period you select and the Total Face Amount.

     If you elected scheduled increases to your Supplemental Face Amount at issue you may not elect this rider.

     If you purchase a policy with the Extended No-Lapse Guarantee Rider, we limit the investment accounts you may select to one or more of the Lifestyle Investment Accounts and certain other selected investment accounts, as designated in your application. You must provide proper allocation instructions to one or more of the available investment accounts under this rider at the time you apply for your policy. If you request a transfer to an investment account that is not available under this rider, we will not process the transaction and will notify you that you must select a designated investment account under the rider. You may not change your premium payment allocation instructions to include an investment account that is not available if you select this rider. Accordingly, if you direct an additional premium payment to an investment account that is not available, we will instead apply that premium payment in accordance with your proper allocation instructions that are then in effect. We reserve the right to change the available investment accounts under this rider. You may contact our Service Office shown in the prospectus or your registered representative for more information on the available investment accounts if you select this rider.

     Provided this benefit is in effect, we guarantee that during the Extended No-Lapse Guarantee Period, your policy will not go into default with respect to the Base Face Amount if the policy satisfies either one of the extended cumulative premium tests described below:

1) Extended Cumulative Premium Test. This test will be performed as of the beginning of any policy month during the Extended No-Lapse Guarantee Period that your policy would otherwise be in default in the absence of this rider. Your policy will satisfy this test if the sum of the premiums received, less any policy debt, and less any withdrawals taken on or before the date of any test, is equal to or greater than the sum of the monthly Extended No-Lapse Guarantee Premiums due from the policy date to the date of this test.

2) Early Funding Extended Cumulative Premium Test. This test will be performed as of the beginning of the policy month following the end of Policy Year 10, and, if satisfied on that date, may also be performed on additional testing dates during the Extended No-Lapse Guarantee Period. Your policy will satisfy this test if the sum of premiums received, less any policy debt and less any withdrawals taken on or before the date of any test, is equal to or greater than the Early Funding Extended No-Lapse Guarantee Premium.

     The Early Funding Extended Cumulative Premium Test will cease to apply if it is not satisfied as of the beginning of the policy month following the end of Policy Year 10.

     The Extended No-Lapse Guarantee Premiums and the Early Funding Extended No-Lapse Guarantee Premiums are determined at policy issuance and depend upon the age and other insurance risk characteristics of the insured persons, as well as the amount of coverage and additional optional benefits and length of the guarantee period you select. The Extended No-Lapse Guarantee Premiums and the Early Funding Extended No-Lapse Guarantee Premiums are set forth in your policy and may be changed if any of the following occurs under your policy:

a)   the addition, termination or change of a supplementary benefit rider;

b)   a change of a death benefit Option;

c)   a decrease in the Base Face Amount or in any Supplemental Face Amount;

d)   a change in either of the insured persons' risk classification.

     We will inform you of any change to the Extended No-Lapse Guarantee Premium or Early Funding Extended No-Lapse Guarantee Premium resulting from any of the above changes. Any change will be applied prospectively.

     Grace Period. While the Extended No-Lapse Guarantee Rider is in effect, we will determine at the beginning of the policy month that your policy would otherwise be in default, whether either of the extended cumulative premium tests described above have been met.

     If neither of the extended cumulative premium tests have been satisfied, then we will notify you that the policy is in default and allow a 61 day grace period in which you may make a premium payment sufficient to keep the policy out of default. This required payment, as described in the notification, will be equal to the lesser of:

a) The amount necessary to bring the surrender value to zero, plus the monthly deductions then due, and the next three monthly deductions, plus the applicable premium charge; or

b) The amount necessary to satisfy the Extended Cumulative Premium Test as of the date of default, plus the Extended No-Lapse Guarantee Premium for the next 3 policy months; or

c) The amount necessary to satisfy the Early Funding Extended Cumulative Premium Test, provided the policy met the requirements for this test at the beginning of the policy month following the end of Policy Year 10 and the test has not ceased to apply.

     If the required payment is not received by the end of the grace period, the Extended No-Lapse Guarantee and the policy will terminate. If you make the required payment under either (b) or (c) described above, only the Base Face Amount will remain in effect, and any Supplemental Face Amount and any supplementary benefit riders (unless otherwise stated therein) will terminate as of the end of the grace period.

     If either of the extended cumulative premium tests have been satisfied while the policy would otherwise be in default, then the Base Face Amount will remain in effect, but any Supplemental Face Amount and any supplementary benefit riders (unless otherwise stated therein) will be subject to termination if a payment in the amount stated in (a) above is not received by the end of the grace period.

     Termination. The Extended No-Lapse Guarantee Rider will terminate at the earliest of:

a)   the end of the Extended No-Lapse Guarantee Period shown in your policy;

b) the end of the grace period for which you have not paid the amount necessary to bring this benefit out of default as set forth in your policy and rider;

c) the date we approve your written request to increase the Supplemental Face Amount under your policy;

d)   the date your policy terminates;

e)   the date we receive written request from you to terminate this rider.

     The rider may be terminated at any time, but cannot be reinstated once terminated.

Four Year Term Rider

     Subject to our underwriting practices, you may be eligible to elect the Four Year Term rider at the time of policy issue. This rider provides an additional death benefit if the death of the last surviving insured person occurs during the four year period following policy issue.

     In your application for this rider, you will tell us how much term insurance coverage you want on the lives of the insured persons. The benefit will take effect on the Policy Date stated in your Policy Specifications page and will terminate four years from that date. You may not renew this benefit once it has been terminated.

     We will reduce the amount of insurance under this benefit proportionally upon the occurrence of any reduction in the Total Face Amount of your policy or upon a partial withdrawal. On receiving due proof of death of the last surviving insured person, we will pay the death benefit amount to the same beneficiary and in the same manner as the proceeds payable under your policy.

     We do not currently charge a separate fee for this rider. If you elect the Return of Premium Death Benefit rider or if you elect increases to your Supplemental Face Amount, you may not elect this rider.

Policy Split Option Rider

     At the time of policy issue, you may elect this rider that will permit the Total Face Amount to be evenly split into two separate policies, one for each insured person, but only if the insured persons get divorced or certain Federal tax law changes occur. The rider may be canceled at any time, but it will automatically terminate upon the death of either insured person.

Variations in policy terms

     Insurance laws and regulations apply to us in every state in which our policies are sold. As a result, various terms and conditions of your insurance coverage may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

     We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under "Reduced charges for eligible classes". No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

     Any variation discussed above will be made only in accordance with uniform rules that we adopt and that we apply fairly to our customers.

Procedures for issuance of a policy

     Generally, the policy is available with a minimum Total Face Amount at issue of $250,000 and a minimum Base Face Amount at issue of $250,000. At the time of issue, each insured person must have an attained age of no more than
90. All insured persons must meet certain health and other insurance risk criteria called "underwriting standards".

     Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured persons in either the premium rates or the charges or values under the policy.

Commencement of insurance coverage

     After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured persons' risk classification should be. After we approve an application for a policy and assign an appropriate insurance risk classification, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the last surviving insured person dies (except for the circumstances described under "Temporary coverage prior to policy delivery" below).

     The policy will take effect only if all of the following conditions are satisfied:

     . The policy is delivered to and received by the applicant.

     . The Minimum Initial Premium is received by us.

   . Each insured person is living and there has been no deterioration in the insurability of the insured person since the date of the application.

     The date all of the above conditions are satisfied is referred to in this prospectus as the "Contract Completion Date". If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the "Policy Date". That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the Policy Date.

Backdating

     Under limited circumstances, we may backdate a policy, upon request, by assigning a Policy Date earlier than the date the application is signed. However, in no event will a policy be backdated earlier than the earliest date allowed by state law, which is generally three months to one year prior to the date of application for the policy. The most common reasons for backdating are to preserve a younger age at issue for the insured person or to retain a common monthly deduction date in certain corporate-owned life insurance cases involving multiple policies issued over time. If used to preserve age, backdating will result in lower insurance charges. However, monthly deductions will begin earlier than would otherwise be the case. Monthly deductions for the period the Policy Date is backdated will actually be deducted from policy value on the Contract Completion Date.

Temporary coverage prior to policy delivery

     If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary survivorship term life insurance coverage on the insured persons for a period prior to the time coverage under the policy takes effect. Such temporary survivorship term coverage will be subject to the terms and conditions described in the Temporary Life Insurance Agreement and Receipt attached to the application for the policy, including conditions to coverage and limits on amount and duration of coverage.

Monthly deduction dates

     Each charge that we deduct monthly is assessed against your policy value at the close of business on the Policy Date and at the close of the first day in each subsequent policy month.

Changes that we can make as to your policy

     We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

     In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

     . Changes necessary to comply with or obtain or continue exemptions under the Federal securities laws

     . Combining or removing fixed accounts or investment accounts

     . Changes in the form of organization of any separate account

     Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

The owner of the policy

     Who owns the policy? That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the accounts in which to invest or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term "you" in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

     While either of the insured persons is alive, you will have a number of options under the policy. Here are some major ones:

     . Determine when and how much you invest in the various accounts

     . Borrow or withdraw amounts you have in the accounts

     . Change the beneficiary who will receive the death benefit

     . Change the amount of insurance

     . Turn in (i.e., "surrender") the policy for the full amount of its net cash surrender value

     . Choose the form in which we will pay out the death benefit or other proceeds

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


     It is possible to name so-called "joint owners" of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Policy cancellation right

     You have the right to cancel your policy within 10 days after you receive it (the period may be longer in some states). This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to:

     . John Hancock USA at one of the addresses shown on the back cover of this prospectus, or

     . the John Hancock USA representative who delivered the policy to you.

     The date of cancellation will be the date of such mailing or delivery. In most states, you will receive a refund of any premiums you've paid. In some states, the refund will be your policy value on the date of cancellation.

Reports that you will receive

     At least annually, we will send you a statement setting forth at least the following information as of the end of the most recent reporting period: the amount of the death benefit, the portion of the policy value in either of the fixed account and in each investment account, premiums received and charges deducted from premiums since the last report, any outstanding policy loan (and interest charged for the preceding policy year), and any further information required by law. Moreover, you also will receive confirmations of premium payments, transfers among accounts, policy loans, partial withdrawals and certain other policy transactions.

     Semiannually we will send you a report containing the financial statements of the portfolios, including a list of securities held in each portfolio.

Assigning your policy

     You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive a copy of the assignment at our Service Office. Nor are we responsible for the validity of the assignment or its efficacy in meeting your objectives. An absolute assignment is a change of ownership. All collateral assignees of record must usually consent to any surrender, withdrawal or loan from the policy.

When we pay policy proceeds

General

     We will ordinarily pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary's name. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC or any other government agency. We may also in the future direct proceeds from surrenders into a John Hancock retained asset account. Please contact our Service Office for more information.

Delay to challenge coverage

     We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

     We reserve the right to defer payment of that portion of your policy value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of separate account proceeds

     We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from an investment account if (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (2) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the policy value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of policy value among the investment accounts may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

Delay of general account surrender proceeds

     State laws allow us to defer payment of any portion of the net cash surrender value derived from any fixed account for up to 6 months. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis.

How you communicate with us

General rules

     You should mail or express all checks and money orders for premium payments and loan repayments to the John Hancock USA Service Office at the appropriate address shown on the back cover.

     Under our current rules, certain requests must be made in writing and be signed and dated by you. They include the following:

     . loans

     . surrenders or withdrawals

     . change of death benefit option

     . increase or decrease in Total Face Amount

     . change of beneficiary

     . election of payment option for policy proceeds

     . tax withholding elections

     . election of telephone/internet transaction privilege.

     The following requests may be made either in writing (signed and dated by you) or by telephone or fax or through the Company's secured website, if a special form is completed (see "Telephone, facsimile and internet transactions" below):

     . transfers of policy value among accounts

     . change of allocation among accounts for new premium payments

     You should mail or express all written requests to our Service Office at the appropriate address shown on the back cover. You should also send notice of the insured person's death and related documentation to our Service Office. We do not consider that we've "received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

     We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from our Service Office or your John Hancock USA representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone, facsimile and internet transactions

     If you complete a special authorization form, you can request transfers among accounts and changes of allocation among accounts simply by telephoning us at 1-800-827-4546 or by faxing us at 1-416-926-5339 or through the Company's secured website. Any fax or internet request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the accounts involved. We will honor telephone and internet instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone/internet transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line or internet usage. If this occurs, you should submit your request in writing.

     If you authorize telephone or internet transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone or internet instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions which are reasonably designed to confirm that instructions received by telephone or internet are genuine. These procedures include requiring personal identification, the use of a unique password for internet authorization, recording of telephone calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone or internet are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

     As stated earlier in this prospectus, the policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. To discourage disruptive frequent trading, we have imposed certain transfer restrictions (see "Transfers of existing policy value"). In addition, we also reserve the right to change our telephone, facsimile and internet transaction privileges outlined in this section at any time, and to suspend or terminate any or all of those privileges with respect to any owners who we feel are abusing the privileges to the detriment of other owners.

Distribution of policies

     John Hancock Distributors LLC ("JH Distributors"), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Trust, whose securities are used to fund certain investment accounts under the policies and under other annuity and life insurance products we offer.

     JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the "1934 Act") and is a member of the National Association of Securities Dealers, Inc. (the "NASD").

     We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. These broker-dealers may include our affiliate Signator Investors, Inc. In addition, we, either directly or through JH Distributors, have entered into agreements with other financial intermediaries that provide marketing, sales support and certain administrative services to help promote the policies ("financial intermediaries"). In a limited number of cases, we have entered into loans, leases or other financial agreements with these broker-dealers or financial intermediaries or their affiliates.

Compensation

     The broker-dealers and other financial intermediaries that distribute or support the marketing of our policies may be compensated by means of various compensation and revenue sharing arrangements. A general description of these arrangements is set out below under "Standard compensation" and "Additional compensation and revenue sharing". These arrangements may differ between firms, and not all broker-dealers or financial intermediaries will receive the same compensation and revenue sharing benefits for distributing our policies. Also, a broker-dealer may receive more or less compensation or other benefits for the promotion and sale of our policy than it would expect to receive from another issuer.

     Under their own arrangements, broker-dealers determine how much of any amounts received from us is to be paid to their registered representatives. Our affiliated broker-dealer may pay its registered representatives additional compensation and benefits, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

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


     Policy owners do not pay any compensation or revenue sharing benefits directly. These payments are made from JH Distributors' and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying fund's distribution plan ("12b-1 fees"), the fees and charges imposed under the policy and other sources.

     You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy. We provide additional information on special compensation or reimbursement arrangements involving broker-dealers and other financial intermediaries in the Statement of Additional Information, which is available upon request.

     Standard compensation. Through JH Distributors, John Hancock USA pays compensation to broker-dealers for the promotion and sale of the policies, and for providing ongoing service in relation to policies that have already been purchased. We may also pay a limited number of broker-dealers commissions or overrides to "wholesale" the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling.

     The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement, but compensation (exclusive of additional compensation and revenue sharing) paid to broker-dealers for sale of the policies (not including riders) is not expected to exceed 135% of target commissionable premium paid in the first policy year, and 8% of target commissionable premium paid in years 2-10. Compensation paid on any premium in excess of target will not exceed 10% in any year.

     Additional compensation and revenue sharing. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements ("revenue sharing"), either directly or through JH Distributors, with selected broker-dealers and other financial intermediaries . In consideration of these arrangements, a firm may feature our policy in its sales system, give us preferential access to sales staff, or allow JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm's sales force. We hope to benefit from these revenue sharing and other arrangements through increased sales of our policies.

     Selling broker-dealers and other financial intermediaries may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm's "due diligence" examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for public, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under NASD rules and other applicable laws and regulations.

Tax considerations

     This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.

General

     We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our "policy holder reserves". We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a "DAC tax" charge we may impose against the Separate Account to compensate us for the finance costs attributable to the acceleration of our income tax liabilities by reason of a "DAC tax adjustment". We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that are passed through to policy owners.

     The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and state and local premium taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Death benefit proceeds and other policy distributions

     Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your policy value are ordinarily not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your policy value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you've paid and not subjected to income tax. However certain distributions associated with a reduction in death benefit or other policy benefits within the first 15 years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.

     However, some of the tax rules change if your policy is found to be a modified endowment contract. This can happen if you've paid premiums in excess of limits prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind. (See "7-pay premium limit and modified endowment contract status" below.)

     We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.

     If the policy complies with section 7702, the death benefit proceeds under the policy should be excludable from the beneficiary's gross income under section 101 of the Code.

     Increases in policy value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy's death benefit or any other change that reduces benefits under the policy in the first 15 years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it caused the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

     Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership.

     It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

     Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner's estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner's estate if the transfer occurred less than three years before the former owner's death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

     Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

Policy loans

     We expect that, except as noted below (see "7-pay premium limit and modified endowment contract status"), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Diversification rules and ownership of the Account

     Your policy will not qualify for the tax benefits of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have "investment control" over the underlying assets.

     In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the separate account used to support the policy. In those circumstances, income and gains from the separate account assets would be includible in the policy owner's gross income. The Internal Revenue Service ("IRS") has stated in published rulings that a variable policy owner will be considered the owner of separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the "extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets". As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner's ability to allocate funds among as many as twenty subaccounts.

     The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy's proportionate share of the assets of the Account.

     We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds' prospectuses, or that a series fund will not have to change any fund's investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy's proportionate share of the assets of the Account, but we are under no obligation to do so.

7-pay premium limit and modified endowment contract status

     At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

     The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.

     Policies classified as modified endowment contracts are subject to the following tax rules:

   . First, all partial withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the investment in the policy at such time.

   . Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.

   . Third, a 10% additional income tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:

   . is made on or after the date on which the policy owner attains age 591/2;

   . is attributable to the policy owner becoming disabled; or

   . is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner's beneficiary.

     These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.

     Furthermore, any time there is a "material change" in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change generally depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.

     Moreover, if there is at any time a reduction in benefits (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) under a survivorship policy, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit, from the date it was issued. If the premiums paid to date at any point after the date of issue are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract.

     All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the modified endowment contract rules. A policy received in exchange for a modified endowment contract will itself also be a modified endowment contract. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 retirement plans

     The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

Withholding

     To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions.

Life insurance purchases by residents of Puerto Rico

     In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.

Life insurance purchases by non-resident aliens

     If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.

Financial statements reference

     The financial statements of John Hancock USA and the Account can be found in the Statement of Additional Information. The financial statements of John Hancock USA should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of John Hancock USA to meet its obligations under the policies.

Registration statement filed with the SEC

     This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

Independent registered public accounting firm

     The consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2006 and 2005, and for each of the three years in the period ended December 31, 2006, and the financial statements of Separate Account A of John Hancock Life Insurance Company (U.S.A.) at December 31, 2006, and for each of the two years in the period ended December 31, 2006, appearing in the Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

     In addition to this prospectus, John Hancock USA has filed with the SEC a Statement of Additional Information (the "SAI") which contains additional information about John Hancock USA and the Account, including information on our history, services provided to the Account and legal and regulatory matters. The SAI and personalized illustrations of death benefits, policy values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock USA representative. The SAI may be obtained by contacting the John Hancock USA Service Office. You should also contact the John Hancock USA Service Office to request any other information about your policy or to make any inquiries about its operation.

                         SERVICE OFFICE
          Express Delivery                     Mail Delivery
        200 Bloor Street East                   P.O. Box 40
  Toronto, Ontario, Canada M4W 1E5        Buffalo, NY 14240-0040
               Phone:                              Fax:
           1-800-827-4546                     1-416-926-5339

     Information about the Account (including the SAI) can be reviewed and copied at the SEC's Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-5850. Reports and other information about the Account are available on the SEC's Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.

1940 Act File No. 811-8329 -  1933 Act File No. 333-141692